UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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INOVIO PHARMACEUTICALS, INC.

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INOVIO PHARMACEUTICALS, INC.
660 W. Germantown Pike, Suite 110
Plymouth Meeting, Pennsylvania 19462
To the Stockholders of Inovio Pharmaceuticals, Inc.:
Notice is hereby given that Inovio Pharmaceuticals, Inc. will be holding its Annual Meeting of Stockholders on May 13, 2016, at 9:00 a.m., local time, at the company’s principal executive offices located at 660 W. Germantown Pike, Plymouth Meeting, Pennsylvania 19462.
You are cordially invited to attend.
The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.
After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope (for mailing in the United States only) to assure that your shares will be represented at our Annual Meeting. Your shares cannot be voted unless you date, sign and return the enclosed proxy, attend the Annual Meeting in person or vote your shares using the automated Internet or phone system. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. For more information on voting and submitting your proxy by phone or via the Internet, see “Voting of Proxies” on page 2 of the accompanying Proxy Statement. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
A copy of our 2015 Annual Report is also enclosed.
The Board of Directors and management look forward to seeing you at the Annual Meeting.

Very truly yours,

J. Joseph Kim, Ph.D
Chief Executive Officer

Dated: March 25, 2016

INOVIO PHARMACEUTICALS, INC.
660 W. Germantown Pike, Suite 110
Plymouth Meeting, Pennsylvania 19462
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 13, 2016
To the Stockholders of Inovio Pharmaceuticals, Inc.:
You are invited to attend our 2016 Annual Meeting of the Stockholders, which will be held on May 13, 2016, at 9:00 a.m., local time, at 660 W. Germantown Pike, Plymouth Meeting, Pennsylvania 19462, for the following purposes:
1. To elect eight directors to hold office until our 2017 Annual Meeting of Stockholders and until their successors are elected and duly qualified. Our Board has nominated and recommends for election the following persons:
Avtar Dhillon, M.D.
J. Joseph Kim, Ph.D.
Simon X. Benito
Angel Cabrera, Ph.D.
Morton Collins, Ph.D.
Adel A. F. Mahmoud, M.D., Ph.D.
David B. Weiner, Ph.D.
Nancy J. Wysenski
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.
3. To approve the Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan.
4. To transact such other business as may properly come before the meeting.
Our Board recommends a vote “for” each of the nominees and “for” proposals 2 and 3.
Holders of record of our common stock and holders of record of our Series C Cumulative Convertible Preferred Stock at the close of business on March 18, 2016, are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders of record on March 18, 2016 will be available at our principal executive offices, during ordinary business hours, for examination by any Stockholder for any purpose relating to the meeting.

By order of the Board of Directors,

J. Joseph Kim, Ph.D
Chief Executive Officer
Dated: March 25, 2016

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

INOVIO PHARMACEUTICALS, INC.
660 W. Germantown Pike, Suite 110
Plymouth Meeting, Pennsylvania 19462

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

Our Board is soliciting proxies for use at the Annual Meeting of Stockholders to be held at our principal executive offices, 660 W. Germantown Pike, Plymouth Meeting, Pennsylvania 19462 on May 13, 2016 at 9:00 a.m. local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is dated March 25, 2016. We are mailing this Proxy Statement to our stockholders on or about March 30, 2016. Unless the context requires otherwise, references to “we,” “us,” “our,” “Inovio,” and “Company” refer to Inovio Pharmaceuticals, Inc.
General Information
Voting Securities. Only stockholders of record as of the close of business on March 18, 2016 will be entitled to vote at the meeting and any adjournment thereof. As of March 18, 2016, we had the following outstanding:

•	72,224,025 shares of common stock; and

•	23 shares of Series C Cumulative Convertible Preferred Stock, which are convertible into an aggregate of 8,456 shares of common stock.
You may vote in person or by proxy. On the proposals presented in this Proxy Statement, each holder of shares of our:

•	common stock is entitled to one vote for each share of stock held; and

•	Series C Preferred Stock is entitled to 368 votes for each share of Series C Preferred Stock held.
Holders of our common stock and Series C Preferred Stock vote together as a single class in connection with each of Proposal Nos. 1, 2 and 3. Our bylaws provide that one-third of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Thus, a quorum for this year’s Annual Meeting consists of 24,077,497 shares.
The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Broker non-votes occur when a broker holding a customer’s securities in street name does not vote on a particular proposal because the broker has not received voting instructions from the customer on certain matters for which the broker is required to have instructions in order to vote.
The affirmative vote of the holders of a majority of the of the votes represented by shares present or represented by proxy and voting at the Annual Meeting is necessary for the approval of the Proposals Nos. 2 and 3 set forth in this Proxy Statement, as explained under each proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum and could prevent the approval of a proposal because they do not count as affirmative votes.
Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition, we will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have shares of our stock in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies. If your shares are registered in your own name, you may vote by signing and mailing a completed proxy card or by voting via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the Board nominees (Proposal No. 1); FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 (Proposal No. 2) and FOR approval of the Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan (Proposal No. 3), and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to our Secretary at our principal executive offices for receipt before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person. Attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered; you must also vote in person at the meeting to do so.
If your shares are registered in the name of a bank or brokerage firm, you will receive instructions from the holder of record that must be followed in order for the record holder to vote the shares in accordance with your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.
Delivery of Proxy Materials to Households. “Householding” is a program, approved by the Securities and Exchange Commission, or the SEC, which allows companies and intermediaries such as banks or brokers to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2016
Copies of this Proxy Statement and our 2015 Annual Report to Stockholders are also available online at www.inovio.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board currently consists of eight members. There are eight nominees for director this year: Avtar Dhillon, M.D., J. Joseph Kim, Ph.D., Simon X. Benito, Angel Cabrera, Ph.D., Morton Collins, Ph.D., Adel A. F. Mahmoud, M.D., Ph.D., David B. Weiner, Ph.D., and Nancy J. Wysenski. Each of the nominees is currently one of our directors. Dr. Weiner joined our Board in March 2016.
If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2017 and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.
Information Regarding Directors
The information set forth below as to the nominees for director has been furnished to us by the nominees.
Nominees for Election to Our Board

Name	Age	Present Position with the Company
Avtar Dhillon, M.D.	55	Chairman of the Board of Directors
J. Joseph Kim, Ph.D.	47	President, Chief Executive Officer and Director
Simon X. Benito	71	Director
Angel Cabrera, Ph.D	48	Director
Morton Collins, Ph.D.	80	Director
Adel A. F. Mahmoud, M.D., Ph.D.	74	Director
David B. Weiner, Ph.D.	60	Director
Nancy J. Wysenski	58	Director
Avtar Dhillon, M.D. joined us as our President and Chief Executive Officer, and as a director, in October 2001, served as our Chairman and President from June 1, 2009 to October 6, 2009, and served as Executive Chairman until August 1, 2011. Effective August 1, 2011, Dr. Dhillon became our Non-Executive Chairman, transitioning from Executive Chairman.
Dr. Dhillon qualifies to serve on our Board as he brings to our Board his prior experience in senior management positions with us and with our products and assets, extensive public company governance, financing and capital markets experience and significant industry expertise and contacts. Prior to joining us, Dr. Dhillon was engaged by MDS Capital Corp. (subsequently Lumira Capital Corp.), one of North America’s leading healthcare venture capital organizations, as a consultant in July 1998, and subsequently became Investment Manager in August 1999 and Vice President in 2000. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years. From March 1997 to July 1998, Dr. Dhillon served as consultant multiple biotech companies, including Cardiome Pharmaceuticals, a biotechnology company listed on the NASDAQ Capital Markets. Dr. Dhillon has a Bachelor of Science, honors degree in physiology and M.D. degree from the University of British Columbia. Dr. Dhillon is also the Non-Executive Chairman of Oncosec Medical, Inc., Arch Therapeutics Inc., Stevia First Corp., and Emerald Health Therapeutics, Inc.
J. Joseph Kim, Ph.D. joined us as our Chief Executive Officer and a director on June 1, 2009 and also became our President on October 6, 2009. Dr. Kim qualifies to serve on our Board given his broad experience as described below and his experience as our Chief Executive Officer. He was co-founder of VGX Pharmaceuticals, Inc., or VGX, and its former President, Chief Executive Officer and a director from 2000 to June 2009. He previously developed vaccines for Merck & Co. An immunologist by training, Joseph holds an MIT undergraduate degree, a PhD in biochemical engineering from the University of Pennsylvania, and an MBA from The Wharton School. He has published more than 100 scientific papers, holds numerous patents, and sits on editorial boards and scientific review panels. In 2015, Dr. Kim was named Entrepreneur of the Year for Life Sciences by Ernst and Young in the Philadelphia region. He also serves on the board of the International Vaccine Institute and the Council of Korean Americans. The World Economic Forum selected Dr. Kim as a member of its Global Agenda Council and named him a Technology Pioneer as well as one of its Young Global Leaders. He is a frequent guest on CNBC’s Fast Money and other financial programs, where he comments on our breakthroughs and the pharmaceutical landscape. MIT’s Technology Review magazine called him "one of the world’s top innovators." Joseph is a Fellow of the inaugural class of the Health Innovators Fellowship and a member of the Aspen Global Leadership Network where he is working with a team to develop a vision of tomorrow’s healthcare system.

Simon X. Benito has served on our Board since December 2003 and qualifies to serve on our Board as he brings to our Board formal accounting and financial training and expertise, deep public company board experience, senior management experience in the health care industry, and important industry contacts. Prior to his retirement, Mr. Benito had a successful and extensive career serving several multinational corporations in senior executive positions, including 25 years at Merck & Co, Inc. His most recent positions included Senior Vice President, Merck Vaccine Division; Executive Vice President, Merck-Medco Managed Care; and Executive Director and Vice President, Merck Human Health, Japan. In addition, Mr. Benito was a Fellow of the Institute of Chartered Accountants in England and Wales for over 30 years until his retirement in 1999. Since April 2005, Mr. Benito has served as a director of DURECT Corporation, a publicly traded specialty pharmaceutical company.
Angel Cabrera, Ph.D. joined our Board in June 2012 and qualifies to serve on our Board as he brings to our Board significant experience in corporate governance and management. Dr. Cabrera is currently President of George Mason University, the largest research university in Virginia. Previously he led two internationally renowned business schools: Thunderbird School of Global Management in Arizona and IE Business School in Madrid. Prior to IE he was a change management consultant with Accenture. Dr. Cabrera earned his Ph.D. and M.S. in psychology and cognitive science from the Georgia Institute of Technology-which he attended as a Fulbright Scholar-and his B.S. and M.S. in computer and electrical engineering from Madrid’s Polytechnic University. He has received several leadership recognitions from the World Economic Forum, the Aspen Institute, Business Week and the Financial Times. His publications in management, leadership, psychology and higher education have been cited over 2,500 times. Dr. Cabrera is an advocate of corporate social responsibility and managerial professionalism. He serves on several non-profit and academic boards, including Georgia Tech, and has served on the boards of two other public companies.
Morton Collins, Ph.D. has served on our Board since June 1, 2009 and qualifies to serve on our Board as he brings significant experience in raising and deploying capital for life sciences companies, extensive business and board experience in the life science industry and important industry contacts. Dr. Collins was previously a director of VGX from June 2008 to June 2009. Dr. Collins has been the Managing Partner of Battelle Ventures, which he founded, since August 2003. For the past 40 years, Dr. Collins has acquired broad expertise in venture capital funding of early-stage high-technology companies as a founder and managing partner of five different funds, Battelle Ventures and Data Science Ventures I, II, III, and IV. Dr. Collins chaired President Reagan’s Task Force on Innovation and Entrepreneurship and served as technology policy advisor to President George H. W. Bush. He is a former President, Director and Chairman of the National Venture Capital Association, and currently serves as a Director of Kopin Corporation and several private companies. Dr. Collins holds a B.S. in Engineering and a Ph.D. in Science from the University of Delaware, and an M.A. and Ph.D. in Engineering from Princeton University.
Adel A. F. Mahmoud, M.D., Ph.D. joined our Board on March 26, 2012 and qualifies to serve on our Board as he brings to our Board his expertise as a world renowned vaccine leader and infectious disease expert. Dr. Mahmoud is at The Woodrow Wilson School of Public and International Affairs and The Department of Molecular Biology at Princeton University. He has recently retired as President of Merck Vaccines and member of Management Committee of Merck & Company, Inc. His prior academic services at Case Western Reserve University and University Hospitals of Cleveland spanned 25 years concluding as Chairman of Medicine and Physician-in-Chief from 1987 to 1998. Dr. Mahmoud’s academic pursuits focused on investigations of the biology and function of eosinophils particularly in host resistance to helminthic infections as well as determinants of infection and disease in human schistosomiasis and other infectious agents. At Merck, Dr. Mahmoud led the effort to develop four new vaccines which have been launched in 2005-2006, including: combination of Measles, Mumps, Rubella and Varicella; Rota Virus; Shingles and Human Papillomavirus. Dr. Mahmoud’s leadership in setting strategies for Global Health shaped the agenda of the Forum on Microbial Threats of the Institute of Medicine in recent years by tackling topical issues such as biological threats and bioterrorism; SARS; Pandemic Flu and others. He is an active contributor to scientific literature and authored and edited several textbooks and reports. Dr. Mahmoud received his M.D. degree from the University of Cairo in 1963 and Ph.D from the University of London, School of Hygiene and Tropical Medicine in 1971. He was elected to membership of the American Society for Clinical Investigation in 1978, the Association of American Physicians in 1980 and the Institute of Medicine of the National Academy of Sciences in 1987. He received the Bailey K. Ashford Award of the American Society of Tropical Medicine and Hygiene in 1983, and the Squibb Award of the Infectious Diseases Society of America in 1984. Dr. Mahmoud is a fellow of the American College of Physicians. He served on the National Advisory Allergy and Infectious Diseases Council and is a past president of the Central Society for Clinical Research and the International Society for Infectious Diseases. He currently serves as member of the Board of IAVI and as Chair of the Board of IVI in Seoul.
David B. Weiner, Ph.D. joined our Board in March 2016 and qualifies to serve on our Board as he is a world-renowned leader in immunology as well as gene vaccines and therapy. Dr. Weiner recently joined The Wistar Institute, the nation’s first independent biomedical research institute, NCI-designated Cancer Center, and an international leader in cancer, immunology and infectious disease research, as Executive Vice President, Director of its Vaccine Center, and the W. W. Smith Charitable Trust Endowed Professorship in Cancer Research. Previously, Dr. Weiner was Professor of Pathology & Laboratory Medicine at the University of Pennsylvania and Chair of the Gene Therapy and Vaccine Program at the University’s Perelman School of Medicine.  In scientific circles, Dr. Weiner is known as the “father of DNA vaccines.” He has more than 350 peer-reviewed publications in scientific journals, including mainstream scientific journals such as Scientific American, and has been designated by the Institute for Scientific Information as one of the top-cited scientists in the world. An inventor of more than 100 issued and pending US patents, Dr. Weiner has received numerous honors including election as a fellow to the American Association for the Advancement of Science in 2011 and the International Society for Vaccines in 2012. He was the recipient of the NIH Director’s Transformative Research Award and received the Vaccine Industry Excellence Award for Best Academic Research Team in 2015 at the World Vaccine Congress. Dr. Weiner was honored with the prestigious Hilleman Lectureship in 2015 at the Children’s Hospital of Philadelphia Grand Rounds session and received a Stone Family Award from Abramson Cancer Center for his groundbreaking work on DNA vaccines for cancer immune therapy.  Dr. Weiner holds a Ph.D. in developmental biology from the University of Cincinnati College of Medicine, an M.S. in biology from the University of Cincinnati. and a B.S. in biology from SUNY at Stony Brook in Stony Brook, N.Y.
Nancy J. Wysenski joined our Board in March 2015 and qualifies to serve on our Board as she brings extensive health care experience and proven leadership in managing growth-oriented companies. Ms. Wysenski is a director of Alkermes PLC and Tetraphase Pharmaceuticals.  She has recently served as a director of Reata Pharmaceuticals, a privately held pharmaceutical company.  From December 2009 through June 2012, Ms. Wysenski served as the Executive Vice President and Chief Commercial Officer of Vertex Pharmaceuticals Incorporated, a publicly traded pharmaceutical company where she led the effort to build the commercial infrastructure and launch Incivek and Kalydeco. Prior to joining Vertex, Ms. Wysenski held the position of Chief Operating Officer of Endo Pharmaceuticals, a 1,200-person specialty pharmaceutical company, where she led sales, marketing, commercial operations, supply chain management, human resources and various business development initiatives. Prior to her time at Endo, Ms. Wysenski participated in the establishment of EMD Pharmaceuticals, Inc., where she held various leadership positions, including the role of President and Chief Executive Officer from 2001 to 2006 and Vice President of Commercial from 1999 to 2001. From 1984 to 1998, Ms. Wysenski held several sales-focused roles at major pharmaceutical companies, including Vice President of Field Sales for Astra Merck, Inc.  She is a founder of the Research Triangle Park Chapter of the Healthcare Businesswomen's Association and served on the Nominating Committee and National Advisory Board of the Healthcare Businesswomen's Association. She served on the Board of Trustees for North Carolina Central University for seven years. Ms. Wysenski received a B.S.N. in Nursing from Kent State University and an M.B.A. from Baldwin-Wallace College.
Attendance at Board Meetings and Committee Meetings
During the year ended December 31, 2015, our Board met six times, the Audit Committee met four times, the Nomination and Corporate Governance Committee met four times, the Compensation Committee met seven times and the Finance Committee met three times. Each director attended at least 75% of the aggregate number of meetings held by (i) our Board and (ii) those committees of our Board on which he served.
Committees of Our Board
Under our Corporate Governance Policy, we expect our directors to attend our Annual Meeting of Stockholders. At our 2015 Annual Meeting of Stockholders all of our directors attended.
Audit Committee
The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by it, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee acts pursuant to a written charter that is available on our website at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/AuditCommittee.pdf.
The members of the Audit Committee currently are Simon Benito (Chair), Morton Collins, Angel Cabrera and Avtar Dhillon. Each member of the Audit Committee is independent under the NASDAQ listing standards. The Board has determined that Mr. Benito is an “audit committee financial expert” as defined under SEC regulations.
Compensation Committee
The Compensation Committee reviews and approves the compensation and benefits of our executive officers, including the Chief Executive Officer and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The Compensation Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee. The Compensation Committee acts pursuant to a written charter that is available on our website at: http://media.corporateir.net/media_files/irol/10/105128/corpGov/CompCommit.pdf.
The members of the Compensation Committee currently are Morton Collins (Chair), Simon Benito, Adel Mahmoud and Nancy Wysenski. Each member of the Compensation Committee is independent under the NASDAQ listing standards.

During the third quarter of 2015, the Compensation Committee engaged Barney & Barney, LLC (“Barney & Barney”), an independent compensation consultant, to provide information on compensation trends and practices and to assist them in evaluating our executive compensation policy and programs. This analysis was used to determine appropriate levels of compensation for our executive officers and make recommendations regarding the amount and form of our executive and non-employee director compensation. The work of Barney & Barney did not raise any conflict of interest.
Nomination and Corporate Governance Committee
The Nomination and Corporate Governance Committee identifies prospective candidates to serve on our Board, recommends nominees for election to our Board, develops and recommends Board member selection criteria, considers committee member qualification, recommends corporate governance principles to our Board, and provides oversight in the evaluation of our Board and each committee. The Nomination and Corporate Governance Committee acts pursuant to a written charter on our website at: http://media.corporate-ir.net/media_files/irol/10/105128/corpGov/NomandCorpGov.pdf.
The members of the Nomination and Corporate Governance Committee currently are Angel Cabrera (Chair), Avtar Dhillon, Adel Mahmound and Nancy Wysenski. Each member of the Nomination and Corporate Governance Committee is independent under the NASDAQ listing standards.
Finance Committee
The Finance Committee was formed in August 2012. The function of the Finance Committee is to provide advice to the Board and management regarding the Company’s financing strategy and other finance-related matters. This is an informal advisory committee and does not have a formal charter. The members of the Finance Committee are currently Avtar Dhillon (Chair), Joseph Kim, Simon Benito and Morton Collins.
Director Nominations
The Nomination and Corporate Governance Committee evaluates and recommends to our Board director nominees for each election of directors. As stated in our Corporate Governance Policy, our Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity.
Specifically, in fulfilling its responsibilities, the Nomination and Corporate Governance Committee considers the following factors: (i) the appropriate size of our Board and its committees; (ii) our needs with respect to the particular talents and experience of its directors; (iii) the knowledge, skills and experience of nominees, including experience in our industry, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board; (iv) experience with accounting rules and practices; (v) applicable regulatory and securities exchange/association requirements (including the NASDAQ qualitative listing standards); and (vi) a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.
The Nomination and Corporate Governance Committee’s goal is to assemble a board that brings to us a variety of perspectives and skills, and sound business understanding and judgment, derived from high quality business, professional, governmental, community, scientific or educational experience. In doing so, the Nomination and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.
Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Nomination and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and the interests of our stockholders. The Nomination and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of our Board must meet the criteria for an “audit committee financial expert” as defined by SEC rules. The Nomination and Corporate Governance Committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board. Further, the Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity in the board room, while giving us the benefit of familiarity and insight into our affairs that directors have accumulated during their tenure, and therefore generally re-nominates incumbent directors who continue to satisfy the Committee’s criteria for membership on our Board.
All directors and director nominees are required to submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nomination and Corporate Governance Committee.
We do not have a written policy with respect to Board diversity; however, our Corporate Governance Policy states that the assessment of director nominees will include consideration of diversity, skills and experience in the context of the needs of our Board. The Nominating and Corporate Governance Committee and our Board believe that a diverse board leads to improved company performance by encouraging new ideas, expanding the knowledge base available to management and fostering a boardroom culture that promotes innovation and vigorous deliberation.

The Nomination and Corporate Governance Committee identifies nominees by first evaluating the current members of our Board who are willing to continue in service. The Committee considers for re-nomination current members of our Board with skills and experience that are relevant to our business balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to continue in service, the Nomination and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nomination and Corporate Governance Committee and our Board will be consulted for suggestions as to individuals meeting the criteria of the Nomination and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nomination and Corporate Governance Committee believes that our Board requires additional candidates for nomination, the Nomination and Corporate Governance Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.
The Nomination and Corporate Governance Committee will consider nominees recommended by stockholders. Our bylaws provide that nominations shall be made pursuant to timely notice in writing to our corporate secretary. To be timely, in the case of a stockholder seeking to have a nomination included in our proxy statement, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials (or, in the absence of proxy materials, our notice of meeting) for the previous year’s annual meeting of stockholders. However, if we did not hold an annual meeting the previous year, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. If the stockholder is not seeking inclusion of the nomination in our proxy statement, timely notice consists of a stockholder’s notice delivered to or mailed and received at our principal executive offices not less than 90 days prior to the date of the annual meeting.
The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our capital stock which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, or the Exchange Act; (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of our capital stock that are beneficially owned by the stockholder; (c) as to the stockholder giving the notice and any Stockholder Associated Person, as described below, to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any Relevant Hedge Transaction, as described below, has been entered into, and (d) as to the stockholder giving the notice and any Stockholder Associated Person, (1) whether and the extent to which any Derivative Instrument is directly or indirectly beneficially owned, (2) any rights to dividends on our shares owned beneficially by such stockholder that are separated or separable from the underlying shares, (3) any proportionate interest in our shares or Derivative Instruments, as described below, held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (4) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of our shares or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household, which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.
For purposes of our bylaws:

•
A “Stockholder Associated Person” of any stockholder means (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of our stock owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person;

•
A “Relevant Hedge Transaction” is any hedging or other transaction or series of transactions, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock), the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, a stockholder with respect to any share of our stock; and

•
“Derivative Instrument” means any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our shares, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital stock or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of our shares.
Corporate Governance Policy and Code of Business Conduct and Ethics
Our Corporate Governance Policy, our Code of Business Conduct and Ethics, including our Code of Ethics, and the charters of the committees of our Board are available on our website, www.inovio.com.
Communications Policy
Our Board has procedures in place designed to ensure effective communication among us, our stockholders, prospective investors and the public, including the dissemination of information on a regular and timely basis. Stockholders who want to communicate with our Board or any individual director can write to our Secretary at the following address: 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462. Your letter should indicate that you are one of our stockholders. Depending on the subject matter, management will:

•	Forward the communication to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
Board Leadership Structure
Our Board currently separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer, works with the Chief Executive Officer in setting the agenda for Board meetings and presides over meetings of the full Board. However, our Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in our best interests and the interests of our stockholders, and therefore one person may, in the future, serve as both our Chief Executive Officer and Chairman of the Board.
The functions of our Board are carried out by the full Board and, when delegated, by the Board committees. Each director participates in our major strategic and policy decisions.
Board Role in Risk Management
The risk oversight function of our Board is carried out by both the Board and the Audit Committee. Management prepares and presents an annual business plan to the Board, which identifies risks associated with our operations and is reviewed quarterly by the Board. As provided in its charter, the Audit Committee meets periodically with management to discuss major financial and operating risk exposures and the steps, guidelines and policies taken or implemented related to risk assessment and risk management. Matters of strategic risk are considered by our Board. Each quarter management reports to the Audit Committee on legal, finance, accounting and tax matters. Our Board is provided with reports on legal matters at least quarterly and on other matters related to risk oversight on an as needed basis.
Code of Ethics
We have adopted a Code of Ethics, which applies to all directors, officers and employees, including the principal executive officer, principal financial and accounting officer and controller. The purpose of the Code is to promote honest and ethical conduct. The Code of Ethics is included in our Code of Business Conduct and Ethics and is available on our website and is also available in print, without charge, upon written request to our corporate secretary at 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462. Any amendments to or waivers of the Code will be promptly posted on our website at www.Inovio.com or in a report on Form 8-K, as required by applicable laws.
Board Member Independence
Our Board has determined that, except for Drs. Kim and Weiner, all of the nominees for election to our Board listed above are, and all other individuals who served as members of our Board in 2015 were, “independent” as independence is defined in the NASDAQ qualification standards. Dr. Kim was not considered independent because he is a current employee and Dr. Weiner was not considered independent because he currently serves as Chairman of the Scientific Advisory Board.
Our Board unanimously recommends that you vote “FOR” each nominee listed above. The proxy holders will vote your proxy in that manner unless you specify otherwise on the accompanying proxy card.

Report of the Audit Committee
The Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in our annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of these audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 16, Communications With Audit Committees, the rules of the Securities and Exchange Commission (SEC) and other applicable regulations. In addition, the Audit Committee has discussed with Ernst & Young LLP their independence from management and the Company, has received from Ernst & Young LLP the written disclosures and the letter required by Rule 3526 of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with Ernst and Young’s independence.
The Audit Committee met with Ernst & Young LLP to discuss the overall scope of their audit services, the results of the audit and reviews, its evaluation of our internal controls, including internal control over financial reporting, and the overall quality of our financial reporting. Ernst & Young LLP, as our independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on our reporting. The meetings with Ernst & Young LLP were held with and without management present. The Audit Committee is not employed by us, nor does it provide any expert assurance or professional certification regarding our consolidated financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and our independent registered public accounting firm.
Based on the reviews and discussions referred to above, the Audit Committee has recommended to our Board, and the Board has approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in our annual report on Form 10-K for the year ended December 31, 2015, filed by the Company with the SEC. The Audit Committee and the Board also have recommended the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.
This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.
The foregoing report has been furnished by the Audit Committee.

Simon X. Benito
Angel Cabrera
Morton Collins
Avtar Dhillon

Dated: March 2, 2016

Compensation of Directors
Non-Employee Director Compensation Program
Effective November 6, 2015, the Board of Directors approved an adjustment to the cash compensation to be paid by the Company to its non-employee directors to provide for annual retainer payments rather than per-meeting fees.
The annual payment to non-employee directors will be $45,000 and to the non-employee chairman of the Board will be $70,000. Additionally, the chairperson of each of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee will each receive $20,000, $15,000 and $10,000 annually, respectively, and members of the Audit Committee, the Compensation Committee, the Nomination and Corporate Governance Committee and the Finance Committee (not including chairpersons) will receive $10,000, $7,000, $5,000 and $5,000 annually, respectively.
Upon their election or appointment to our Board, each of our non-employee directors will be granted an initial option to purchase up to 40,000 shares of our common stock at the then fair market value pursuant to the terms of our Amended and Restated 2007 Omnibus Incentive Plan. In addition, each non-employee director will be automatically granted an option to purchase up to 25,000 shares of our common stock if he or she remains on our Board on the date of each annual meeting of stockholders. However, some or all of such awards may be granted as RSU's equivalent to such options at a ratio to be determined from time to time by our Board or its Compensation Committee.
2015 Non-Employee Director Option and Restricted Stock Unit Grants
During the year ended December 31, 2015, we granted 10-year options to purchase a total of 63,750 shares of our common stock to our non-employee directors. Mr. Benito, Dr. Collins, Dr. Cabrera, Dr. Dhillon, Dr. Mahmoud and Ms. Wysenski all received options to purchase 7,500 shares each, exercisable at $8.01 per share. Upon joining the Board, Ms. Wysenski was granted options to purchase 18,750 shares of our common stock exercisable at $7.56 per share.
During the year ended December 31, 2015, we granted 30,000 RSU's to our non-employee directors. Mr. Benito, Dr. Collins, Dr. Cabrera, Dr. Dhillon, Dr. Mahmoud and Ms. Wysenski each received 5,000 RSU's, respectively.
Director Compensation Table
The following table sets forth certain information with respect to non-employee director compensation during 2015.

Name	Fees Earned or Paid in Cash ($)	Equity Awards ($)(1)	Total ($)
Dr. Avtar Dhillon(2)	74,500	76,640	151,140
Simon X. Benito(3)	78,000	76,640	154,640
Dr. Angel Cabrera(4)	64,250	76,640	140,890
Dr. Morton Collins(5)	78,250	76,640	154,890
Dr. Adel Mahmoud(6)	53,750	76,640	130,390
Nancy J. Wysenski (7)	41,250	162,130	203,380

(1)
Represents the grant date fair value of stock options and RSU awards computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718, excluding the effect of estimated forfeitures. See Note 11 “Stockholder’s Equity”, to our Audited Consolidated Financial Statements for the year ended December 31, 2015, for the assumptions made in determining stock compensation values.

(2)	At December 31, 2015, Dr. Dhillon held options to purchase 225,003 shares of our common stock and 5,000 RSU's.

(3)	At December 31, 2015, Mr. Benito held options to purchase 87,500 shares of our common stock and 5,000 RSU's.

(4)	At December 31, 2015, Dr. Cabrera held options to purchase 46,250 shares of our common stock and 5,000 RSU's.

(5)	At December 31, 2015, Dr. Collins held options to purchase 76,203 shares of our common stock and 5,000 RSU's.

(6)	At December 31, 2015, Dr. Mahmoud held options to purchase 46,250 shares of our common stock and 5,000 RSU's.

(7)	At December 31, 2015, Ms. Wysenski held options to purchase 26,250 shares of our common stock and 5,000 RSU's.
.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 18, 2016 with respect to the beneficial ownership of our common stock by (i) each person known to us to be the beneficial owners of more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) each of the named executive officers and (iv) all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock underlying shares of convertible preferred stock, options or warrants held by that stockholder that are convertible or exercisable, as the case may be, within 60 days of March 18, 2016 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder’s percentage of ownership in the following table is based upon shares of common stock outstanding as of March 18, 2016.

Beneficial Owner of Shares of Common Stock(1)(2)	Amount and Nature of Beneficial Ownership of Shares of Common Stock	Percent of Class of Shares of Common Stock
5% Stockholders:
Blackrock, Inc.	4,940,893	6.8%

Directors and Executive Officers:
J. Joseph Kim(3)	4,720,516	6.4%
Avtar Dhillon(4)	269,585	*
Simon X. Benito(5)	105,298	*
Angel Cabrera(6)	88,000	*
Morton Collins(7)	315,894	*
Adel A. F. Mahmoud(8)	51,250	*
David B. Weiner (9)	879,809	1.2%
Nancy J. Wysenski (10)	20,312	*
Mark L. Bagarazzi(11)	302,366	*
Peter D. Kies(12)	316,654	*
Niranjan Y. Sardesai(13)	366,334	*
All executive officers and directors as a group (11 persons)	7,436,018	9.9%

*	Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of our principal executive offices at 660 W. Germantown Pike, Suite 100, Plymouth Meeting, Pennsylvania 19462.

(2)
Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)
Includes 1,033,365 shares of common stock issuable pursuant to options exercisable and 23,333 shares of common stock from RSU's which will become vested within 60 days of March 18, 2016. Of the shares of common stock owned shown in the table, 3,450,000 shares have been pledged as security.

(4)	Includes 206,252 shares of common stock issuable pursuant to options exercisable and 5,000 shares of common stock from RSU's which will become vested within 60 days of March 18, 2016.

(5)	Includes 87,500 shares of common stock issuable pursuant to options exercisable and 5,000 shares of common stock from RSU's which will become vested within 60 days of March 18, 2016.

(6)	Includes 46,250 shares of common stock issuable pursuant to options exercisable and 5,000 shares of common stock from RSU's which will become vested within 60 days of March 18, 2016.

(7)	Includes 76,203 shares of common stock issuable pursuant to options exercisable and 5,000 shares of common stock from RSU's which will become vested within 60 days of March 18, 2016.

(8)	Includes 46,250 shares of common stock issuable pursuant to options exercisable and 5,000 shares of common stock from RSU's which will become vested within 60 days of March 18, 2016.

(9)	Includes 156,187 shares of common stock issuable pursuant to options exercisable within 60 days of March 18, 2016.

(10)	Includes 15,312 shares of common stock issuable pursuant to options exercisable and 5,000 shares of common stock from RSU's which will become vested within 60 days of March 18, 2016.

(11)	Includes 281,874 shares of common stock issuable pursuant to options exercisable within 60 days of March 18, 2016.

(12)	Includes 285,628 shares of common stock issuable pursuant to options exercisable within 60 days of March 18, 2016.

(13)	Includes 329,216 shares of common stock issuable pursuant to options exercisable within 60 days of March 18, 2016.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Our Executive Officers
The following table sets forth information as to persons who served as our executive officers during the year ended December 31, 2015 and as of March 18, 2016:

Name	Age	Position
J. Joseph Kim, Ph.D	47	President, Chief Executive Officer and Director
Mark L. Bagarazzi, M.D.	55	Chief Medical Officer
Peter D. Kies	52	Chief Financial Officer
Niranjan Y. Sardesai, Ph.D	48	Chief Operating Officer
For biographical information regarding Dr. Kim, see “Proposal 1—Election of Directors.”
Mark L. Bagarazzi, M.D.—Chief Medical Officer. Dr. Bagarazzi joined us as Chief Medical Officer in January 2010. Prior to joining us, Dr. Bagarazzi was Director of Worldwide Regulatory Affairs for vaccines and biologics at Merck & Co. Dr. Bagarazzi led ongoing vaccine product and regulatory development of Merck’s ZOSTAVAX®, the leading vaccine for shingles. He successfully led the regulatory process through to FDA approval of RotaTeq®, Merck’s vaccine against rotavirus and was later responsible for global regulatory activities related to Merck vaccine candidates for the prevention of HIV/AIDS. Prior to joining Merck in 2001, he was director of the HIV/AIDS program for St. Christopher’s Hospital for Children in Philadelphia. Dr. Bagarazzi was an assistant professor of pediatrics at Drexel College of Medicine and is a guest lecturer on vaccines and immunotherapeutics at the Perelman School of Medicine at the University of Pennsylvania. He was board certified in pediatrics and pediatric infectious diseases after completing a fellowship in pediatric infectious diseases at the Children’s Hospital of Philadelphia. He holds a BS in electrical engineering magna cum laude from New Jersey Institute of Technology and received his MD degree with honors from what is now known as Rutgers New Jersey Medical School.
Peter D. Kies—Chief Financial Officer. Mr. Kies has been employed as our Chief Financial Officer since June 2002 and brings extensive public company governance and capital markets experience and significant industry expertise. For the 15 years prior to joining us, Mr. Kies acquired broad expertise in the functional and strategic management of biotechnology and high technology companies across the full spectrum of corporate growth, from initial public offering to profitability. From May 1996 until joining us, he served as Chief Financial Officer for Newgen Results Corporation, and prior to that served as Controller for Cytel Corporation and as an auditor for Ernst & Young LLP. Mr. Kies holds a B.S. in Business Administration from United States International University in San Diego, California.
Niranjan Y. Sardesai, Ph.D—Chief Operating Officer. Dr. Sardesai was appointed as our Chief Operating Officer in January 2012. He served as our Senior Vice President of Research and Development following the June 2009 merger with VGX Pharmaceuticals, at which company he held the same position.  Dr. Sardesai joined VGX Pharmaceuticals in 2006 where he helped formulate the company’s product development and growth strategies and reorganized the company into a DNA vaccine and immunotherapies company.  Across VGX and Inovio, Dr. Sardesai drove multiple M&A and licensing transactions to consolidate key technologies, establish the corporate footprint, and develop its immunotherapies platform and product pipeline. He led the strategic out-licensing of our pipeline products to secure major licensing deals with big pharma companies.  He has raised over $130 MM in non-dilutive grants and contract funding from government and non-government organizations and served as Principal Investigator on multi-institutional programs developing our oncology and infectious disease products.  Under his leadership, our development stage products have been recognized by several pharmaceutical industry awards for innovation and the potential to address significant unmet needs.  Dr. Sardesai was previously the founder and President of

NVision Consulting Inc., a firm providing strategic counsel to entrepreneurial life sciences companies. He served as Director of Research and Development at Fujirebio Diagnostics, Inc., where he oversaw the expansion of the company’s oncology portfolio. Products developed under his leadership include groundbreaking new tests for mesothelioma (MESOMARK™), bladder cancer and a multi-marker test for ovarian cancer.  Dr. Sardesai received a Ph.D. in Chemistry from the California Institute of Technology and an MBA (entrepreneurship and finance) from the Wharton School of the University of Pennsylvania, where he was the recipient of the Shils-Zeidman Award in Entrepreneurship. He was awarded fellowships at the Scripps Research Institute and the Massachusetts Institute of Technology (MIT). Dr. Sardesai received his Bachelor and Master of Science degrees in Chemistry from the Indian Institute of Technology, Bombay. He has authored over 100+ peer-reviewed manuscripts and book chapters with particular contributions in vaccines and immunotherapies, oncology, and medical devices; presented at over 120+ invited lectures and presentations, and filed several patents.  Dr. Sardesai was recently recognized by Pharmavoice magazine as one of the top 100 most influential and inspirational leaders from across the life sciences and healthcare industry (2015).
Family Relationships
No family relationships exist between any of our directors or executive officers.
Non-Binding Vote Regarding Compensation of Our Named Executive Officers
At our 2014 Annual Meeting of Stockholders, our stockholders voted to approve, by a non-binding vote, the compensation of our named executive officers. At our 2011 Annual Meeting of Stockholders, our stockholders determined, by a non-binding vote, that this matter will be submitted to our stockholders for approval every three years. Therefore, we are submitting the proposals regarding executive compensation to our stockholders at our 2017 Annual Meeting of Stockholders.

COMPENSATION DISCUSSION AND ANALYSIS
Overview
We are a biopharmaceutical company focused on the discovery, development and delivery of a new generation of vaccines and immune therapies, called synthetic vaccines, focused on cancers and infectious diseases. The success of development companies is significantly influenced by the quality and motivation of their work force. Our compensation programs are straightforward and do not materially change from year to year. The core principle of our compensation for executive officers continues to be a strong pay-for-performance structure that ties a significant portion of each executive officer’s compensation to corporate performance. We seek to provide a competitive total compensation opportunity for our executive management team through a combination of base salary, cash incentive bonuses, long-term equity incentive compensation and benefit programs. Our pay-for-performance drives the amount of pay that is actually realized.
This Compensation Discussion and Analysis describes our compensation objectives, our executive compensation process and our policies and actions with respect to each compensation element. We describe the rationale for compensation decisions made in 2015 with respect to our President and Chief Executive Officer, our Chief Medical Officer, our Chief Financial Officer and our Chief Operating Officer, who we refer to as our named executive officers.
Our Executive Compensation Program
Program Objectives
We design our executive compensation program to achieve the following objectives:

•	Motivate and reward executives whose knowledge, skills and performance are essential to our success;

•	Align the performance of our executives and the interests of our stockholders;

•	Recruit and retain executive talent; and

•	Support the corporate business strategy and business plan by rewarding achievement based on our expectations for results and attainment of short-term and long-term goals by our executives.
Compensation Process
The Compensation Committee of our Board has the primary responsibility for determining compensation of our executives. Our Board has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable NASDAQ rules, is an “outside director” as defined in Section 162(m) of the Internal Revenue Code, or the Code, and a “non-employee” director as defined under Section 16 of the Exchange Act.
Our Compensation Committee determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Utilizing input from our Chief Executive Officer as well as those of independent compensation consultants as needed, the Compensation Committee makes an independent decision on compensation for each executive. The Compensation Committee also oversees the Chief Executive Officer and other senior officers in making compensation determinations of our non-executive staff. The primary goal of our Compensation Committee is to closely align the interests of our named executive officers and staff with those of our stockholders. To achieve this goal, our Compensation Committee relies on compensation that is designed to attract and retain executives and other staff whose abilities are critical to our long-term success, that motivates individuals to perform at their highest level and that rewards achievement. The Compensation Committee assesses performance on a number of subjective and objective factors, including the achievement of company and individual performance goals.
In making decisions regarding executive compensation, our Compensation Committee considers, among other things:

•	Measurable accomplishments and performance of the company in meeting the annual objectives;

•	Past compensation levels of each executive and the executives as a group;

•	Consistency of current compensation with previous compensation decisions and benchmarks;

•	Existing levels of stock and stock option ownership among our executives, previous stock option grants and vesting schedules to ensure executive retention and alignment with stockholder interests;

•	Management recommendations; and

•	General trends in executive compensation.
The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance and reports its evaluation to the Board. The Board reviews the Compensation Committee’s evaluation and recommendation and also evaluates the Chief Executive Officer’s performance according to the goals and objectives established periodically by the full Board. This review serves as the basis for the recommendation of the Compensation Committee on Chief Executive Officer compensation.
In 2015, the Compensation Committee engaged Barney & Barney, an independent compensation consultant, to provide information to them on compensation trends and practices and to assist them in evaluating our executive compensation policy and programs. To facilitate the Compensation Committee’s review and decision making for the overall compensation strategy, Barney & Barney provided the Compensation Committee with a survey group proxy study, general healthcare industry market data, benchmarks for stock options issuances and recommendations on types of equity awards for executives. Barney & Barney does not provide services to our management without the Compensation Committee’s approval, but has been directed by the Compensation Committee to work in cooperation with management as necessary to gather information to carry out its obligation to the Compensation Committee. The Compensation Committee has assessed the independence of Barney & Barney pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Barney & Barney from serving as an independent consultant to the Compensation Committee.
Competitive Considerations
In 2015, the Compensation Committee engaged Barney & Barney, an independent compensation consultant. As part of the Compensation Committee’s ongoing review of our compensation programs for fiscal year 2015, the Committee determined the aggregate level of total compensation of our executives, the combination of elements used to compensate our executives as well as a comparison to the compensation of named executive officers of other companies. The Compensation Committee reviewed compensation levels of the companies referred to as our “peer group” as a reference point of compensation levels. The “peer group” companies are referred to collectively as our “survey group”. The 22 companies in our survey group were selected based on comparability, size and similarity in the stage of product development. The criteria for the selection were as follows:

•	United States-based public biotech companies with a focus on oncology;

•	Lead program in Phase II or later;

•	Market capitalization between $100 million and $1.2 billion;

•	Research and development budget of less than $100 million;

•	Less than 300 employees; and

•	No revenues from commercial products.
Using the above criteria, the following companies were used to comprise the survey group:

Advaxis	Galena Biopharma
Agenus	Geron
ArQule	Idera Pharmaceuticals
Arrowhead Research	Immune Design
BioCryst Pharmaceuticals	New Link Genetics
ChemoCentryx	Peregrine Pharmaceuticals
CTI BioPharma	Progenics Pharmaceuticals
Curis	Sangamo BioSciences
Cytokinetics	Sarepta Therapeutics
Dynavax Technologies	Stemline Therapeutics
Endocyte	Threshold Pharmaceuticals
The survey group provides a gauge of compensation levels from external sources and allows us to assess their compensation practices. We believe that executive compensation should consist of base salary that is competitive with those in our survey group, an annual incentive plan designed to incentivize our executive officers and equity incentive awards. We target these items of compensation to be at the 60thpercentile of a combination of our survey group and market studies. For instance, at the time of the survey, our market capitalization was above the 50th percentile but less than the 75th percentile of the survey group’s market capitalization. We believe that this level appropriately reflects our size and the goals we have for our growth, and that will allow us to attract and retain quality executives.
Compensation Components
Our executive compensation primarily consists of base salary, cash incentive compensation and long-term equity-based compensation. We place significant emphasis on performance-based incentive compensation that focuses on our executives’ efforts on delivering short-term and long-term value for our stockholders without encouraging excessive risk taking.
The factors our Compensation Committee considered for each of our executives in 2015 included:

•	Overall corporate performance during 2015 as measured against predetermined performance goals;

•	The roles and responsibilities of our executives in executing the corporate goals;

•	Our executives’ performance during 2015 in general and as measured against predetermined performance goals;

•	The roles and responsibilities of our executives;

•	The individual experience and skills of our executives;

•	Any contractual commitments we have made to our executives regarding compensation; and

•	Compensation paid by similar companies to their executives with similar roles and responsibilities.
We have an executive compensation philosophy and goals based on attracting, retaining and rewarding experienced and talented executive officers. In addition, we believe that executive compensation should be linked to corporate performance and accomplishments that increase stockholder value. As such, our executive compensation policy focuses on aligning the interests of our executive officers with the long-term interests of our stockholders and with our corporate strategies and goals.
Base salaries of executive officers are reviewed and approved annually by our Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) our financial results for the previous year, and (iv) our financial condition. Our Chief Executive Officer does not make recommendations regarding his own compensation. In addition, in establishing the total compensation package for our Chief Executive Officer, the Compensation Committee pursues the same objectives and policies that apply for our other executive officers.
Base Salary
Base salary reflects job responsibilities, value to us and individual performance, taking into consideration the need to attract and retain our executives. We determine salaries for our named executive officers initially by reference to each executive’s employment agreement, which we describe below. The Compensation Committee determines any increase over these salaries based upon recommendations of our Chief Executive Officer, except in the case of the Chief Executive Officer’s own compensation. The Compensation Committee generally reviews base salaries of our executives annually and adjusts salaries from time to time to realign salaries with market levels, individual performance and the performance of the company.
Achievement of individual and corporate accomplishments along with the executive officer’s level of responsibility, competitive factors and our internal policies regarding salary increases were considered regarding 2014 salary increases.

Merit-based salary increases for 2015 were between 5%-7% for J. Joseph Kim, Mark Bagarazzi, Peter Kies and Niranjan Sardesai. Compensation levels for our officers were adjusted in 2014 to be more in line with our survey group and be more competitive. We target these items of compensation to be at the 50th percentile of a combination of our survey group and market studies. In March 2016, we set the annual base salary for 2016 for Dr. J. Joseph Kim, our President and Chief Executive Officer, at $621,348, for Peter Kies, our Chief Financial Officer, at $392,701, for Mark Bagarazzi, our Chief Medical Officer, at $424,758 and for Niranjan Sardesai, our Chief Operating Officer, at $424,758. Salary increases for 2016 were between 4%-7%.
Performance-Based Annual Cash Incentive Compensation
We provide for an annual cash incentive that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement of annual goals and objectives. Annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the company based on a set of corporate objectives for the previous year.
Each year, the Chief Executive Officer provides company goals to the Board for review and the Board approves the goals and assigns weightings. The weightings for each goal vary year to year depending on the importance of the goal for a particular year. At the end of the year, the Compensation Committee measures actual performance against the predetermined performance goals, using measurable performance parameters. The total corporate performance measurement score could range from 80 to 120% (with the target of 100%), based on the corporate accomplishments measured against that year’s objectives. For instance, the 2015 corporate score was 98.1% while the 2014 score was 106.2%. These scores are then weighted to the target bonus numbers.
Under the 2015 annual incentive plan, the named executive officers had a targeted annual payout of between 40% and 65% of their base salary, based on the achievement of the corporate goals.
Highlights of the 2015 accomplishments taken into account by the Compensation Committee to determine overall corporate performance included the following:
•Closed out Phase II VGX-3100 studies and continued with significant preparations for the Phase III study;
•Advanced HPV-related and other cancer programs;
•Conducted collaborative clinical and preclinical studies including Roche, DARPA and MedImmune;

•	Advanced a high-quality and market competitive research and development pipeline with 15 peer-reviewed publications and evaluation of over 14 new preclinical targets;

•	Received revenue and funding from non-dilutive sources including $27.5 million up-front payment from MedImmune; and
•Completed an underwritten public offering with net proceeds to the Company of $81.9 million.
Long-Term Equity-Based Incentive Compensation
Our long-term incentive program provides an annual award, with the potential for periodic awards, which is performance based. The objective of the program is to align compensation for named executive officers over a multi-year period directly with the interests of our stockholders by motivating and rewarding creation and preservation of long-term stockholder value. We believe that we can maximize our long-term performance best if we tie the value of the long-term benefits our executives receive to our long-term performance.
The primary forms of equity compensation to our executive officers are stock options and restricted stock units. Our Compensation Committee receives preliminary recommendations for equity-based awards from our Chief Executive Officer. Our Compensation Committee then reviews the recommendations and recommends equity-based awards for all of our officers, including our Chief Executive Officer and the other named executive officers, to our Board for approval.
Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued service with us in accordance with the terms of our equity incentive plans, and generally vest over three years. We do not grant stock options that have exercise prices below the fair market value of our common stock on the date of grant. We do not reduce the exercise price of stock options if the price of our common stock subsequently declines below the exercise price unless we first obtain stockholder approval. However, we do adjust the exercise price of previously granted stock options to reflect recapitalizations, stock splits, mergers, and similar events as permitted by the applicable stock plans.
The restricted stock units vest over three years in three equal installments beginning on the first anniversary of the grant date. Each restricted stock unit represents a contingent right to receive one share of common stock. Vested units of restricted stock can be settled in shares of common stock, cash or a combination of both.

We generally grant stock options to our employees, including our named executive officers, in connection with their initial employment with us. We also typically grant stock options and restricted stock units on an annual basis as part of annual performance reviews of our employees. We grant equity incentive compensation to our executive officers because we believe doing so will motivate our executives by aligning their interest more closely with the interest of our stockholders.
On March 5, 2015, we granted stock options to purchase 85,000 shares, 60,000 shares, 60,000 shares and 60,000 shares of our common stock to J. Joseph Kim, Mark L. Bagarazzi, Peter D. Kies and Niranjan Y. Sardesai, respectively, at an exercise price of $7.56 per share. On May 8, 2015 we granted stock options to purchase 40,000 shares of our common stock to J. Joseph Kim at an exercise price of $8.01 per share. All stock option awards vest in four equal installments of 25% immediately as of the grant date and 25% on each anniversary thereafter. On March 5, 2015 we granted restricted stock units of 40,000, 25,000, 25,000 and 25,000 to J. Joseph Kim, Mark L. Bagarazzi, Peter D. Kies and Niranjan Y. Sardesai, respectively, with a grant date fair value of $7.56 per share. On May 8, 2015 we granted restricted stock units of 70,000 to J. Joseph Kim with a grant date fair value of $8.01 per share. All restricted stock units vest over three years in three equal installments beginning on the first anniversary of the grant date.
On March 9, 2016, we granted stock options to purchase 172,000 shares, 67,500 shares, 67,500 shares and 67,500 shares of our common stock to J. Joseph Kim, Mark L. Bagarazzi, Peter D. Kies and Niranjan Y. Sardesai, respectively, at an exercise price of $7.02 per share. All stock option awards vest in four equal installments of 25% immediately as of the grant date and 25% on each anniversary thereafter. On March 9, 2016 we granted restricted stock units of 172,000, 75,000, 75,000 and 75,000 to J. Joseph Kim, Mark L. Bagarazzi, Peter D. Kies and Niranjan Y. Sardesai, respectively, with a grant date fair value of $7.02 per share.
Other Aspects of Our Compensation Philosophy
Other Benefits
We provide our named executive officers with the same employee benefits that all of our other employees receive under our broad-based benefit plans. These plans provide for health benefits, life insurance and other welfare benefits.
Perquisites
We do not provide our named executive officers with any retirement or welfare plan benefits that we do not provide to all of our other employees.
Risks Related to Compensation Policies and Practices
The Compensation Committee has considered whether our overall compensation program for employees in 2016 creates incentives for employees to take excessive or unreasonable risks that could materially harm our Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted, the uniformity of compensation practices across our Company and the use of our 2016 business plan, which the Compensation Committee regards as setting an appropriate level of risk taking for us, as a baseline for bonus plan targets for our management. We also believe our internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing us to a harmful long-term business transaction in exchange for short-term compensation benefits.
Recoupment Policy
In order to align further management’s interests with the interests of our stockholders and to support good corporate governance practices, it is the intention of our Board to adopt a recoupment policy applicable to our annual bonus based on our results of operations and to stock options we have granted to our executive officers promptly following the definitive adoption of regulations under the Dodd-Frank Act. Subject to rules of the SEC and NASDAQ, in the event that we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the federal securities laws, we will recover from any of our current or former executive officers, as determined in accordance with such rules, who received incentive-based compensation (including stock options awarded as compensation) during the three-year period preceding the date on which we are required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement and any respective profits that officer has realized from the sale of our securities during the 12-month period preceding the date on which we are required to prepare an accounting restatement.
EXECUTIVE COMPENSATION
This section of the Proxy Statement sets forth compensation information for, Dr. J. Joseph Kim, Ph.D., our Chief Executive Officer, Dr. Mark L. Bagarazzi, M.D., our Chief Medical Officer, Peter D. Kies, our Chief Financial Officer and Dr. Niranjan Y. Sardesai, Ph.D., our Chief Operating Officer (each a “named executive officer” and collectively the “named executive officers”).

Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Option Awards ($)(5)	All Other Compensation ($)(6)	Total ($)
Dr. J. Joseph Kim,	2015	698,599	380,964	(2)	1,445,798	8,562	2,533,923
President, Chief Executive Officer and Director	2014	602,097	362,567	(3)	1,129,108	10,620	2,104,392
	2013	539,838	312,998	(4)	170,548	8,381	1,031,765
Dr. Mark L. Bagarazzi,	2015	390,977	155,771	(2)	462,567	8,567	1,017,882
Chief Medical Officer	2014	353,168	137,901	(3)	659,875	10,817	1,161,761
	2013	307,583	106,704	(4)	71,392	8,317	493,996
Peter D. Kies,	2015	393,230	144,015	(2)	462,567	6,966	1,006,778
Chief Financial Officer	2014	347,941	127,493	(3)	659,875	6,405	1,141,714
	2013	318,833	103,147	(4)	71,392	5,755	499,127
Dr. Niranjan Y. Sardesai,	2015	390,977	155,771	(2)	462,567	8,429	1,017,744
Chief Operating Officer	2014	348,940	137,901	(3)	659,875	11,325	1,158,041
	2013	303,060	106,704	(4)	71,392	8,288	489,444

(1)	Salary includes contributions made by the employer to our 401(k) plan and vacation payouts (if applicable).

(2)	Bonus payments for 2015 were made in March 2016.

(3)	Bonus payments for 2014 were made in March 2015.

(4)	Bonus payments for 2013 were made in April 2014.

(5)
Represents the grant date fair value of stock options and restricted stock units computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. See Note 11 “Stockholder’s Equity”, to our Audited Consolidated Financial Statements for the year ended December 31, 2015 for the assumptions made in determining stock compensation values.

(6)	Represents 401(k) match amounts for the respective years.
Grants of Plan Based Awards
The following table sets forth certain information with respect to stock and option awards and other plan-based awards granted to our named executive officers during 2015.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards($)
J. Joseph Kim	3/5/2015 (1)	85,000	$7.56	387,553
	3/5/2015 (2)	40,000	$—	302,400
	5/8/2015 (1)	40,000	$8.01	195,145
	5/8/2015 (2)	70,000	$—	560,700
		235,000		$1,445,798
Mark L. Bagarazzi	3/5/2015 (1)	60,000	$7.56	273,567
	3/5/2015 (2)	25,000	$—	189,000
		85,000		$462,567
Peter D. Kies	3/5/2015 (1)	60,000	$7.56	273,567
	3/5/2015 (2)	25,000	$—	189,000
		85,000		$462,567
Niranjan Y. Sardesai	3/5/2015 (1)	60,000	$7.56	273,567
	3/5/2015 (2)	25,000	$—	189,000
		85,000		$462,567

(1)	These stock option awards vest 25% immediately and 25% on each anniversary thereafter.

(2)	These restricted stock units vest over three years in three equal installments beginning on the first anniversary of the grant date.

Options Exercised Table
There were no options exercised by our named executive officers during 2015.
Outstanding Equity Awards at Fiscal Year-End Table
The following tables set forth certain information with respect to outstanding equity awards held by the named executive officers at December 31, 2015.

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Dr. J. Joseph Kim	245,300		5.08	5/1/2016
	147,180		5.08	1/18/2017
	61,325		5.08	9/28/2017
	49,060		5.08	9/12/2018
	70,000		6.28	9/30/2019
	62,500		4.56	3/11/2021
	103,750		2.40	2/23/2022
	80,625	26,875	2.16	3/14/2023
	37,500	37,500	12.92	3/26/2024
	25,000	25,000	8.80	5/22/2024
	21,250	63,750	7.56	3/5/2025
	10,000	30,000	8.01	5/8/2025
	913,490	183,125
Dr. Mark L. Bagarazzi	68,750		4.40	1/4/2020
	30,000		4.56	3/11/2021
	43,750	—	2.40	2/23/2022

	33,750	11,250	2.16	3/14/2023
	18,750	18,750	12.92	3/26/2024
	19,374	19,376	8.80	5/22/2024
	15,000	45,000	7.56	3/5/2025
	229,374	94,376
Peter D. Kies	11,250		11.56	3/7/2016
	18,751		12.64	3/8/2017
	7,501		3.48	2/1/2018
	15,000		4.24	7/9/2018
	10,001		2.00	12/9/2018
	21,251		6.28	9/30/2019
	30,000		4.56	3/11/2021
	43,750		2.40	2/23/2022
	33,750	11,250	2.16	3/14/2023
	18,750	18,750	12.92	3/26/2024
	19,374	19,376	8.80	5/22/2024
	15,000	45,000	7.56	3/5/2025
	244,378	94,376
Dr. Niranjan Y. Sardesai	33,116		6.12	8/28/2016
	6,133		6.12	1/5/2017
	3,680		6.12	1/18/2017
	18,398		6.12	11/1/2017
	12,265		6.12	9/12/2018
	30,000		6.28	9/30/2019
	30,000		4.56	3/11/2021
	12,500		1.76	1/3/2022
	43,750		2.40	2/23/2022
	33,750	11,250	2.16	3/14/2023
	18,750	18,750	12.92	3/26/2024
	19,374	19,376	8.80	5/22/2024
	15,000	45,000	7.56	3/5/2025
	276,716	94,376
At December 31, 2015, Dr. Kim held 110,000 non-vested restricted stock units ("RSU"s) and Dr. Bagarazzi, Mr. Kies and Dr. Sardesai each held 25,000 non-vested RSU's.
Employment Agreement with J. Joseph Kim, Ph.D.
Under an executive employment agreement, J. Joseph Kim, Ph.D. serves as our Chief Executive Officer. The agreement provides that Dr. Kim is entitled to receive an annual salary of $254,616, subject to upward adjustment. He is also eligible to receive an incentive cash bonus up to the amount, based upon the criteria as may be determined by our Board and targeted at 30% or more of the base salary. In addition to the salary and cash bonus, he is also entitled to participate in our employee benefit plans or programs, and shall be entitled to such other fringe benefits, as are from time to time adopted by our Board. Dr. Kim’s current base salary is $621,000.
Under Dr. Kim’s employment agreement, if we terminate his employment at any time without cause, as defined in the employment agreement, Dr. Kim is entitled to receive severance compensation in the form of monthly payments of his then-current base salary and of the pro rata bonus amount for a period of 24 months following the effective date of such termination. The pro rata bonus amount shall mean one-twelfth of the greater of (A) the most recent annual cash bonus paid prior to his termination, or (B) the average of the three most recent annual cash bonuses paid prior to his termination. We will also continue to pay his COBRA premiums for 18 months thereafter.
If Dr. Kim is terminated as a result of change-in-control, Dr. Kim is entitled to receive payments due to him under the conditions of termination without cause as outlined above and a lump-sum cash severance payment equal to his then-current monthly base salary and the pro rata bonus amount multiplied by 24 but discounted to present value based on applicable federal rate under the Code.
For purposes of Dr. Kim’s employment agreement, “cause” means (1) conviction of Dr. Kim of any felony; (2) participation by Dr. Kim in any fraud or act of dishonesty against us; (3) material violation by Dr. Kim of (i) any contract between us and Dr. Kim, or (ii) any statutory duty of Dr. Kim to us; (4) conduct of Dr. Kim that, based upon a good faith and reasonable factual investigation and determination by our Board, demonstrates Dr. Kim’s gross unfitness to serve; or (5) the continued, willful refusal or failure by Dr. Kim to perform any material duties reasonably requested by our Board; provided, however, that in the case of conduct described in clauses (3), (4) and (5) above, such conduct shall not constitute “cause” unless (a) our Board shall have given Dr. Kim written notice setting forth with specificity (i) the conduct deemed to constitute “cause,” (ii) reasonable action that would remedy the objectionable conduct and (iii) a reasonable time (not less than 10 days) within which Dr. Kim may take such remedial action, and (b) Dr. Kim shall not have taken such specified remedial action within such specified reasonable time.
Under the employment agreement, a “change in control” shall be deemed to have occurred upon:
(i) an acquisition by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) our then outstanding shares of common stock of or (B) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; excluding, however, the following: (1) any acquisition directly from us, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from us; (2) any acquisition by us; and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by us;
(ii) a change in the composition of our Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute our Board, and any new director (other than a director designated by a person who has entered into an agreement with us to effect a transaction described in clause (i), (iii) or (iv) of this definition whose election by our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;
(iii) the approval by our stockholders of a merger, consolidation, reorganization or similar corporate transaction, whether or not we are the surviving corporation in such transaction, in which outstanding shares of our common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 51% or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either our securities or securities of another company) or cash or other property;
(iv) the approval by our stockholders of the issuance of shares of our common stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 49% of the number of shares of our common stock outstanding immediately prior to the consummation of such transaction; or
(v) the approval by our stockholders of (A) the sale or other disposition of all or substantially all of our assets or (B) our complete liquidation or dissolution.
Employment Agreement with Mark L. Bagarazzi, M. D.
In January 2012, we entered into an employment agreement with Dr. Bagarazzi pursuant to which he serves as Chief Medical Officer. The employment agreement provides an annual base salary in the amount of $312,000 for Dr. Bagarazzi, subject to upward adjustment yearly by our Compensation Committee. Under the employment agreement, Dr. Bagarazzi is eligible to receive an incentive cash bonus up to the amount, based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Dr. Bagarazzi is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee. Dr. Bagarazzi’s current base salary is $425,000.
If Dr. Bagarazzi’s employment is terminated by reason of death or total disability, we will pay Dr. Bagarazzi or his estate or representative, as applicable, any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under any of our plans and programs in which Dr. Bagarazzi is then participating, and, in the case of total disability, a continuation of medical benefits for up to 60 days and COBRA premiums for six months thereafter. In the case of total disability, Dr. Bagarazzi will also receive a lump-sum payment equal to six months of his aggregate base salary then in effect.

If we terminate Dr. Bagarazzi’s employment for cause, as defined in the agreement, or if Dr. Bagarazzi terminates employment for other than good reason, as defined in the agreement, we will pay him any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses and all other accrued but unpaid rights as determined under our plans and programs in which he is then participating.
If we terminate Dr. Bagarazzi’s employment other than on account of death, total disability or cause, or Dr. Bagarazzi terminates his employment for good reason, as defined in the agreement, on 30 days’ prior written notice, we will pay him any unpaid portion of his base salary computed on a pro-rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under our plans and programs in which Dr. Bagarazzi is then participating, a severance payment in the form of monthly payments of base salary for a period of 12 months following the effective date of termination and COBRA payments for 12 months following the effective date of termination. The employment agreement contains certain non-competition and non-disclosure covenants.
If Dr. Bagarazzi is terminated as a result of change-in-control, Dr. Bagarazzi is entitled to receive payments due to him under the conditions of termination without cause as outlined above and a lump-sum cash severance payment equal to his then-current monthly base salary and the pro rata bonus amount multiplied by 12 but discounted to present value based on applicable federal rate under the Code.
Under the employment agreement, a “change in control” shall be deemed to have occurred upon:
(i) an acquisition by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) our then outstanding shares of common stock of or (B) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; excluding, however, the following: (1) any acquisition directly from us, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from us; (2) any acquisition by us; and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by us;
(ii) a change in the composition of our Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute our Board, and any new director (other than a director designated by a person who has entered into an agreement with us to effect a transaction described in clause (i), (iii) or (iv) of this definition whose election by our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;
(iii) the approval by our stockholders of a merger, consolidation, reorganization or similar corporate transaction, whether or not we are the surviving corporation in such transaction, in which outstanding shares of our common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 51% or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either our securities or securities of another company) or cash or other property;
(iv) the approval by our stockholders of the issuance of shares of our common stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 49% of the number of shares of our common stock outstanding immediately prior to the consummation of such transaction; or
(v) the approval by our stockholders of (A) the sale or other disposition of all or substantially all of our assets or (B) our complete liquidation or dissolution.
Employment Agreement with Peter D. Kies
On November 7, 2014, we entered into a new employment agreement with Mr. Kies. The employment agreement provided for an annual base salary of $230,000, subject to upward adjustment yearly by the Compensation Committee. Each fiscal year, the Compensation Committee and Mr. Kies shall agree to his performance milestones and the amount of bonus for which Mr. Kies will be eligible if Mr. Kies as Chief Financial Officer achieves such milestones. Mr. Kies’ current base salary is $393,000.
If Mr. Kies is terminated involuntary without cause, other than on account of death, Mr. Kies shall receive severance payments in the form of monthly payments of his base salary and COBRA premiums for a period of twelve months.
If Mr. Kies terminates the agreement due to our material breach or default, a change in his position or duties or a company relocation of his position without his consent within the initial term of the agreement or after a change of control, or we terminate Mr. Kies without cause or upon death or disability, Mr. Kies (or his estate as applicable) may be entitled to an amount equal to the annual bonus, if any, multiplied by the fraction of which the number of days between the fiscal year end related to the bonus and the date of termination is the numerator, and 365 is the denominator.

In addition, for purposes of the employment agreement, we may immediately terminate Mr. Kies for “cause” upon the occurrence of any of the following events: (i) Mr. Kies acts unlawfully, dishonestly, in bad faith or grossly negligent with respect to our business as determined by our Board (in some cases, upon completion of a reasonable investigation and provision of a detailed report of the results of such investigation to Mr. Kies); (ii) Mr. Kies commits any crime or fraud against us or our property or the conviction of employee of any felony offense or crime reasonably likely to bring discredit upon the employee or us; or (iii) a material breach or default of any term of the employment agreement by Mr. Kies if such material breach or default remains unremedied 30 days after we deliver written notice of the material breach or default to Mr. Kies.
If Mr. Kies is terminated as a result of change-in-control, Mr. Kies is entitled to receive payments due to him under the conditions of involuntary termination without cause as outlined above and a lump-sum cash severance payment equal to his then-current monthly base salary and the pro rata bonus amount multiplied by 12 but discounted to present value based on applicable federal rate under the Code.
Under the employment agreement, a “change in control” shall be deemed to have occurred upon:
(i) an acquisition by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) our then outstanding shares of common stock of or (B) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; excluding, however, the following: (1) any acquisition directly from us, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from us; (2) any acquisition by us; and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by us;
(ii) a change in the composition of our Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute our Board, and any new director (other than a director designated by a person who has entered into an agreement with us to effect a transaction described in clause (i), (iii) or (iv) of this definition whose election by our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;
(iii) the approval by our stockholders of a merger, consolidation, reorganization or similar corporate transaction, whether or not we are the surviving corporation in such transaction, in which outstanding shares of our common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 51% or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either our securities or securities of another company) or cash or other property;
(iv) the approval by our stockholders of the issuance of shares of our common stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 49% of the number of shares of our common stock outstanding immediately prior to the consummation of such transaction; or
(v) the approval by our stockholders of (A) the sale or other disposition of all or substantially all of our assets or (B) our complete liquidation or dissolution.
Employment Agreement with Niranjan Y. Sardesai, Ph.D.
In January 2012, we entered into an employment agreement with Dr. Sardesai pursuant to which he serves as Chief Operating Officer. The employment agreement provides an annual base salary in the amount of $312,000 for Dr. Sardesai, subject to upward adjustment yearly by our Compensation Committee. Under the employment agreement, Dr. Sardesai is eligible to receive an incentive cash bonus up to the amount, based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Dr. Sardesai is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee. Mr. Sardesai’s current base salary is $425,000.
If Dr. Sardesai’s employment is terminated by reason of death or total disability, we will pay Dr. Sardesai or his estate or representative, as applicable, any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under any of our plans and programs in which Mr. Sardesai is then participating, and, in the case of total disability, a continuation of medical benefits for up to 60 days and COBRA premiums for six months thereafter. In the case of total disability, Dr. Sardesai will also receive a lump-sum payment equal to six months of his aggregate base salary then in effect.

If we terminate Dr. Sardesai’s employment for cause, as defined in the agreement, or if Dr. Sardesai terminates employment for other than good reason, as defined in the agreement, we will pay him any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses and all other accrued but unpaid rights as determined under our plans and programs in which he is then participating.
If we terminate Dr. Sardesai’s employment without cause, that is other than on account of death, total disability or cause or Dr. Sardesai terminates his employment for good reason, as defined in the agreement, on 30 days’ prior written notice, we will pay him any unpaid portion of his base salary computed on a pro-rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under our plans and programs in which Dr. Sardesai is then participating, a severance payment in the form of monthly payments of base salary for a period of 12 months following the effective date of termination and COBRA payments for 12 months following the effective date of termination. The employment agreement contains certain non-competition and non-disclosure covenants.
If Dr. Sardesai is terminated as a result of change-in-control, Dr. Sardesai is entitled to receive payments due to him under the conditions of termination without cause as outlined above and a lump-sum cash severance payment equal to his then-current monthly base salary and the pro rata bonus amount multiplied by 12 but discounted to present value based on applicable federal rate under the Code.
Under the employment agreement, a “change in control” shall be deemed to have occurred upon:
(i) an acquisition by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) our then outstanding shares of common stock of or (B) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; excluding, however, the following: (1) any acquisition directly from us, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from us; (2) any acquisition by us; and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by us;
(ii) a change in the composition of our Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute our Board, and any new director (other than a director designated by a person who has entered into an agreement with us to effect a transaction described in clause (i), (iii) or (iv) of this definition whose election by our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;
(iii) the approval by our stockholders of a merger, consolidation, reorganization or similar corporate transaction, whether or not we are the surviving corporation in such transaction, in which outstanding shares of our common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 51% or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either our securities or securities of another company) or cash or other property;
(iv) the approval by our stockholders of the issuance of shares of our common stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 49% of the number of shares of our common stock outstanding immediately prior to the consummation of such transaction; or
(v) the approval by our stockholders of (A) the sale or other disposition of all or substantially all of our assets or (B) our complete liquidation or dissolution.
Had termination due to a change of control event occurred as of December 31, 2015, our named executive officers would have received the following payments over a twenty-four month period for Dr. Kim and a twelve-month period for Dr. Bagarazzi, Mr. Kies and Dr. Sardesai.

Named Executive Officer	Potential Change of Control Payments
Dr. J. Joseph Kim	$1,557,467
Dr. Mark L. Bagarazzi	$534,871
Peter Kies	$494,493
Dr. Niranjan Y. Sardesai	$534,871

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or was during 2015 an employee, or is or ever has been an officer of our Company. None of our executive officers has served during 2015 as a director or a member of the Compensation Committee of another company.
Report of Compensation Committee
The Compensation Committee of the Board of Directors has reviewed and discussed the matters contained under the title Compensation Discussion and Analysis, of this Proxy Statement with our management and, based on such review and discussions we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. Portions of this Proxy Statement, including the Compensation Discussion and Analysis, have been incorporated by reference into the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2015.

Respectfully submitted,

Morton Collins (Chair)
Simon X. Benito
Adel Mahmoud
Nancy J. Wysenski

Dated: March 9, 2016

Equity Compensation Plan Information
The following table sets forth our equity compensation plan information as of December 31, 2015. All of our equity compensation plans have been approved by our security holders, and we assumed the VGX stock options as a result of the merger with VGX.

Plan	Number of securities to be issued upon exercise of outstanding options and vesting of RSU's	Weighted- average exercise price	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
2007 Omnibus Incentive Plan	4,708,425	$6.27	2,020,627
Amended 2000 Stock Option Plan	148,878	12.15	—
VGX stock options assumed in merger	1,235,061	5.30	—
	6,092,364	$6.22	2,020,627
As of January 1, 2015 the number of securities available for future issuance under the 2007 Omnibus Incentive Plan increased by 513,833.
Certain Relationships and Related Transactions
Since January 1, 2013, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest. Under the charter of our Audit Committee, all related party transactions required to be disclosed under SEC Regulation S-K, Item 404, must be reviewed and approved by our Audit Committee after discussion with management of the business rationale for the transactions and whether appropriate disclosures have been made.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our common stock. Officers, directors and 10% or greater stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports furnished to us, management believes that all officers, directors and greater than ten percent stockholders complied with the filing requirements of Section 16(a) for the year ended December 31, 2015.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and voting at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. Abstains will be counted the same as if voted against the proposal.
The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2015 and 2014 by Ernst & Young LLP:

Year	Audit Fees	Tax Fees	Total Fees
2015	$861,430	$69,500	$930,930
2014	$852,658	$73,000	$925,658
Audit Fees. Audit fees consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports, as well as fees incurred for audit services that are normally provided by Ernst & Young LLP in connection with other regulatory filings or engagements.
Tax Fees. Tax fees include fees for services performed by the professional staff in the tax department of Ernst & Young LLP except for those tax services that could be classified as audit services. These include tax compliance and various tax consultation fees.
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Our Audit Committee approved all “Tax Fees” listed in the table above pursuant to its pre-approval policies and procedures.
Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

PROPOSAL NO. 3
APPROVAL OF THE INOVIO PHARMACEUTICALS, INC.
2016 OMNIBUS INCENTIVE PLAN

        Our 2016 Omnibus Incentive Plan (the “Plan”), was approved by our Board on March 9, 2016. In light of our currently anticipated need to grant additional equity incentives in the future, our Board believes the adoption of the Plan is appropriate to ensure that we continue to have a sufficient number of shares in order to meet our retention and hiring needs. Under applicable Nasdaq Stock Market rules, we are required to obtain stockholder approval of the Plan. Such approval is also necessary to permit us to continue to grant Incentive Stock Options (“ISOs”) to employees under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), and to ensure that compensation paid under the Plan continues to be eligible for an exemption from the limits on the tax deductibility imposed by Section 162(m) of Code. Code Section 162(m) limits the deductibility of certain compensation paid to individuals who are “covered employees” as defined under Section 162(m) and described in more detail below. We include a copy of the Plan as Appendix A to this proxy statement, and the summary of the Plan contained in this Proposal No. 3 does not purport to be complete and is qualified in its entirety by reference to such Appendix.
        As of March 18, 2016, there were awards outstanding under our 2007 Omnibus Incentive Plan to acquire 6,605,005 shares of common stock at a weighted average exercise price of $5.90 per share. As of March 18, 2016, 4 executive officers, 7 non-employee Board members and approximately 153 other employees and consultants were eligible to participate in the Plan. Our common stock is traded on the Nasdaq Global Select Market under the symbol “INO.” On March 18, 2016, the last reported sales price for our common stock as quoted on the Nasdaq Global Select Market was $7.12 per share.
        The purpose of the Plan is to promote the interests of the Company and its stockholders by providing incentives to motivate selected employees, directors and consultants of the Company to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code. As of March 18, 2016, 637,880 shares of common stock remained available for issuance under our 2007 Omnibus Incentive Plan, and no further grants may be made under that plan after March 31, 2017. In light of the small number of shares available for issuance under the 2007 Omnibus Incentive Plan and the impending termination of such plan, the Board believes it is necessary to adopt and approve the Plan in order to accomplish the purposes of the Plan and enable us to attract, hire, retain and motivate the skilled employees we need to be successful, especially in the competitive labor markets in which we compete. If the stockholders do not approve the Plan, the Plan will not be adopted and no awards will be granted under the Plan.
        Approval of the Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and entitled to vote on this proposal, assuming the presence of a quorum. Abstentions will count as if voted against the proposal. Broker non-votes will not be counted with respect to this proposal as the shares represented thereby are not entitled to vote on this proposal. If the stockholders do not approve the Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs that do not otherwise require stockholder approval as it deems appropriate and in the best interests of the Company and its stockholders.
        The Board of Directors Unanimously Recommends a Vote “FOR” the proposal to approve the Plan.
        General.    The Plan provides for the grant of ISOs, Nonstatutory Stock Options (“NSOs”), Stock Appreciation Rights (“SARs”), Restricted Shares, Restricted Stock Units (“RSUs”), Performance Awards, and other stock-based awards or short-term cash incentive awards.
        Shares Subject to the Plan.    If our stockholders approve the Plan, the maximum number of shares of the Company’s common stock available for issuance over the term of the Plan may not exceed 6,000,000 shares, provided that commencing with the first business day of each calendar year beginning with January 1, 2018, such maximum number of shares shall be increased by 2,000,000 shares of common stock unless the Board determines, for any such calendar year, to increase such maximum amount by a fewer number of shares. The maximum number of shares of our common stock available for issuance as ISOs over the term of the Plan may not exceed 6,000,000 shares. The maximum number of shares of our common stock subject to grants to our non-executive officer directors shall not exceed 500,000 shares in the aggregate in any calendar year.
        In the event of any merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, a combination or exchange of our common stock, dividend in kind, or other like change in capital structure, change in the number of outstanding shares of common stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event, the Compensation Committee shall make appropriate adjustments to the number and kind of shares subject to outstanding awards, the purchase price or exercise price for such shares, the number and kind of shares available for future issuance under the Plan, the maximum number of shares in respect of which awards can be made to any participant in a calendar year, and other determinations applicable to outstanding awards.

        Common stock covered by any unexercised portions of terminated or forfeited options, common stock subject to Restricted Share awards, RSUs and other stock-based awards that are terminated or forfeited and common stock subject to awards that are otherwise surrendered by a participant may again be subject to new awards under the Plan. Shares of common stock surrendered to or withheld by the Company in payment or satisfaction of an option’s purchase price or tax withholding obligation with respect to an award will be available for the grant of new awards under the Plan. In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of common stock actually issued in payment of such SARs will be changed against the number of shares of common stock available for the grant of awards under the Plan.
        Administration.    The Compensation Committee of the Board administers the Plan. All awards are approved by the Compensation Committee, [except that our Chief Executive Officer and/or Chairman of the Board of Directors may approve option grants to persons below the level of Vice President of the Company to a maximum individual grant of 50,000 options]. With respect to the participation of individuals whose transactions in the Company’s equity securities are subject to Section 16 of the Exchange Act, the Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an option is to be an ISO or a NSO, the terms of vesting and exercisability of each option or other award, including the effect thereon of an optionee’s termination of service, the type of consideration to be paid to the Company upon exercise of an option, the duration of each award, and all other terms and conditions of the awards, subject to the condition that neither our board of directors nor the Compensation Committee may reprice stock options. Future grants under the Plan are not yet determinable.
        Eligibility.    Generally, all employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the Plan. Any person eligible under the Plan may be granted a NSO. However, only employees may be granted ISOs.
        Terms and conditions of awards.    Each award granted under the Plan is evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Company’s common stock on the date of grant. The purchase price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, referred to as a 10% Stockholder, must be at least 110% of the fair market value of a share of the Company’s common stock on the date of grant. The term of any award under the Plan may not be for more than ten years or five years in the case of ISOs awarded to any 10% Stockholder. To the extent that the aggregate fair market value of shares of the Company’s common stock subject to options designated as ISOs that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as NSOs.
        Generally, an option’s purchase price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company’s common stock owned by the optionee having a fair market value not less than the exercise price, or by any lawful method approved by the board or by any combination of these. The Compensation Committee may nevertheless restrict the forms of payment permitted in connection with any option grant.
        The Compensation Committee will specify when options granted under the Plan will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee’s continued employment or service or achievement of specified milestones.
        Awards of Restricted Shares consist of a specified number of shares of common stock subject to such terms, conditions and transfer restrictions based on performance standards, periods of service, retention by the participant of a specified number of shares of common stock or other criteria. Awards of RSUs give participants a right to receive shares of common stock in the future subject to such terms, conditions and restrictions as established by the Compensation Committee. RSUs will be settled for common stock, cash or a combination of both as soon as practicable after the Compensation Committee has determined that the terms and conditions of the RSU has been satisfied (or at a later date if the distribution has been deferred).
        Performance Awards consist of the right to receive a payment contingent on the extent to which predetermined performance targets have been met during an award period, which shall be two or more fiscal or calendar years. In the Compensation Committee’s discretion, newly hired or eligible participants may be allowed to receive Performance Awards after an award period has commenced. Payments of earned Performance Awards will be made in cash, common stock, or a combination of cash and common stock.
        Other stock-based awards such as stock purchase rights (with or without loans to participants by the Company), awards of common stock, or awards valued in whole or in part by reference to common stock or dividends on common stock may be granted either alone or in addition to other awards under the Plan. If specified by the Compensation Committee in the award agreement, the recipient of a stock-based award may be entitled to receive, currently or on a deferred basis, interest, dividends or dividend equivalents with respect to the common stock or other securities covered by the award.

        Executive officers of the Company who are “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under the Plan. The Compensation Committee will establish objective performance targets for a fiscal year based on one or more performance criteria, and awards will be payable to participants in cash each year upon written certification by the Compensation Committee of attaining the specified performance targets for the preceding fiscal year. Notwithstanding the attainment by the Company of the specified performance criteria, the Committee has the discretion, which need not be applied uniformly among all participants, to reduce or eliminate the award that would be otherwise paid.
        Transferability of awards.    Restricted Shares may not be assigned, transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust), pledged or sold prior to lapse of their restrictions. All other awards may not be assigned or transferred (other than by will or the laws of descent and distribution), and during the lifetime of a participant, only the participant (or a personal representative) may exercise rights under the Plan. A participant’s beneficiary may exercise the participant’s rights to the extent they are exercisable under the Plan following the death of the participant.
        Section 162(m) of the Code.    The maximum number of shares of common stock with respect to which awards may be granted to a participant during a calendar year is 500,000 shares and the maximum amount of cash-based awards that may be granted to a participant during a calendar year is $1,500,000. The foregoing share limitation shall be adjusted proportionately by the Compensation Committee in connection with any change in the Company’s capitalization due to a stock split, stock dividend, merger or similar event affecting the common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any award is canceled, the canceled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.
        In order for Restricted Stock and Restricted Stock Units to qualify as performance-based compensation, the Compensation Committee must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.
        Under Code Section 162(m), a “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.
        The Plan includes the following performance criteria that may be considered by the Compensation Committee when granting performance-based awards: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units or unit growth, (iii) net sales, sales growth, total revenue, or revenue growth, (iv) net operating profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue), (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation and/or amortization, (viii) gross or operating margins, (ix) productivity ratios, (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (xi) expense targets, (xii) margins, (xiii) operating efficiency, (xiv) market share or change in market share, (xv) customer retention or satisfaction, (xvi) working capital targets, (xvii) completion of strategic financing goals, acquisitions or alliances and clinical progress, (xviii) Company project milestones and (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).
        Merger.    Effective upon a merger, as defined in the Plan, all outstanding awards shall terminate unless they are assumed or continued in connection with the merger. The Compensation Committee has the authority to provide for full or partial vesting of unvested awards and the release from restrictions on transfer and repurchase or forfeiture rights of awards in connection with a merger. The Compensation Committee may condition any such award vesting and exercisability or release from restrictions on the termination of service of the participant to the Company within a specified period following the effective date of the merger.
        Change in control.    Unless otherwise provided in the applicable award agreement, effective upon a change in control, as defined in the Plan, all options and SARs outstanding on the date of such change in control will become immediately and fully exercisable, except as to options or SARs granted to a participant where a change in control resulted from such participant’s beneficial ownership of the Company’s securities. Unless otherwise provided in the applicable award agreement, effective upon a change in control, all restrictions applicable to Restricted Share and RSU awards will terminate fully and the full number of shares subject to each Restricted Share award or the number of shares subject to settlement under each RSU will immediately be delivered, except as to Restricted Share and RSU awards granted to a participant where a change in control resulted from such participant’s beneficial ownership of the Company’s securities. Unless otherwise provided in the applicable award agreement, in the event of a change in control, all Performance Awards shall immediately become vested and payable to all participants as provided in the Plan, within 30 days after such change in control, except as to Performance Awards granted to a participant where a change in control resulted from such participant’s beneficial ownership of the Company’s securities.
        Termination or amendment.    Unless sooner terminated, no awards may be granted under the Plan after March 9, 2026. The Board may terminate or amend the Plan at any time, but, no amendment may adversely affect an outstanding award without the consent of the participant, or make any amendment that requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange that lists the Company’s common stock without stockholder approval.
Federal Income Tax Consequences of the 2016 Omnibus Incentive Plan
        The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
        ISOs.    The grant of an ISO under the Plan will not result in any federal income tax consequences to the optionee or the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. The Company is not entitled to any deduction under these circumstances.
        If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionee’s total compensation is deemed reasonable in amount.
        The “spread” under an ISO-i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price-is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
        In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to a NSO.
        NSOs.    The grant of a NSO under the Plan will not result in any federal income tax consequences to the optionee or the Company. Upon exercise of a NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionee’s total compensation is deemed reasonable in amount. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company will not receive a tax deduction for any such gain.
        In the event a NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
        Restricted Shares.    The grant of Restricted Shares will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company will not receive a tax deduction for any such gain.
        Recipients of Restricted Shares may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Shares are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the Restricted Shares are issued.
        SARs.    Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
        In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
        RSUs.    Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the RSUs and withholding for employment tax purposes when the RSUs vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
        RSUs also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code. A grant of RSUs that does not meet the requirements of Section 409A of the Code will result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
        Performance Awards.    Recipients of Performance Awards generally should not recognize income until such awards are paid in cash or shares of stock. Upon payment, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received in such payment. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon the payment of Performance Awards. Participants will recognize gain upon the disposition of any shares received upon the payment of Performance Awards equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
        Other stock-based awards.    Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
        Dividends and dividend equivalents.    Recipients of awards that earn dividends or dividend equivalents recognize ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.
        Short-term cash incentive awards.    Recipients of short-term cash incentive awards will recognize ordinary income equal to the amount paid under such awards. This income is subject to withholding for federal income and employment tax purposes. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Plan Benefits
The administrator will make future awards at its discretion, and we therefore cannot determine the number of options and other awards that may be awarded in the future to eligible participants (including our non-employee directors, named executive officers and all current employees).

Name	Stock Option Awards (#)
J. Joseph Kim, Ph.D., President, Chief Executive Officer and Director	—
Peter D. Kies, Chief Financial Officer	—
Niranjan Y. Sardesai, Ph.D., Chief Operating Officer	—
Mark L. Bagarazzi, M.D., Chief Medical Officer	—
All current executive officers as a group (4 people)	—
All current non-employee directors as a group (7 people)	—
All employees, excluding current executive officers, as a group	—

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
Stockholders’ proposals, including proposals under Rule 14a-8 under the Exchange Act, intended to be presented at the next Annual Meeting of Stockholders to be held in 2017 must be received at our principal executive offices no later than December 1, 2016, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals to be included in our proxy materials. Pursuant to our bylaws, stockholders who wish to submit a proposal for consideration at our 2017 Annual Meeting of Stockholders, including a nomination for director, but who do not wish to submit a proposal for inclusion in our proxy statement, also must deliver a copy of their proposal no earlier than October 2, 2016 and no later than December 1, 2016, unless the date of the 2017 Annual Meeting of Stockholders has been advanced by more than 30 calendar days from the date contemplated herein, in which case the proposal must be received by us no later than the close of business on the 15th business day following the date on which the 2017 Annual Meeting of Stockholders is publicly announced.
A director nomination proposal must include the information set forth in our bylaws and as described under “Director Nominations” above. In the case of other stockholder proposals other than with respect to stockholder proposals relating to director nomination(s), a stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (ii) as to the stockholder giving the notice, the same information regarding the proposing stockholder and any Stockholder Associated Persons as set forth under our bylaws and as described under “Director Nominations” above.
Proposals should be delivered to Inovio Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462, Attn: Corporate Secretary. To avoid controversy and establish timely receipt, it is suggested that stockholders send their proposals by certified mail, return receipt requested. Otherwise, we may exercise discretionary voting with respect to such stockholder’s proposal pursuant to authority conferred on us by proxies to be solicited by our Board and delivered to us in connection with the meeting. You are also advised to review our bylaws, which may be requested in writing from our Secretary at the address above and which contain additional requirements about advance notice of stockholder proposals.
ANNUAL REPORT
We are mailing our Annual Report for the fiscal year ended December 31, 2015 to stockholders of record as of March 18, 2016. Our Annual Report does not constitute, and should not be considered, a part of this Proxy Statement.
A copy of our Annual Report will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on March 18, 2016. Requests should be directed to Inovio Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462; Attention: Investor Relations.

TRANSACTION OF OTHER BUSINESS
At the date of this Proxy Statement, the only business which our Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment. Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors

J. Joseph Kim, Ph.D.
Chief Executive Officer

Dated: March 25, 2016
Plymouth Meeting, Pennsylvania

Appendix A

INOVIO PHARMACEUTICALS, INC.
2016 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE AND ADOPTION OF THE PLAN

1.1    Purpose. The purpose of the Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.
1.2    Adoption and Term. The Plan has been approved by the Board to be effective as of March 9, 2016, subject to the approval of the stockholders of the Company.  The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.
ARTICLE II
DEFINITIONS
For the purpose of the Plan, capitalized terms shall have the following meanings:
2.1    Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.
2.2    Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.
2.3    Assumed means that pursuant to a Merger either (i) the Award is expressly affirmed by the Company, (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Merger with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Merger as determined in accordance with the instruments evidencing the agreement to assume the Award, or (iii) the Award is otherwise to continue in effect following the Merger.
2.4    Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.
2.5    Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.
2.6    Board means the Board of Directors of the Company.
2.7    Change in Control means the occurrence of subparagraph (a), (b), or (c) below or any combination of said event(s). Notwithstanding the foregoing, the term “Change of Control” shall also have such additional meanings as are permitted or required under Section 409A:
(a)    Change of Ownership of the Company. A change of ownership of the Company occurs on the date that any one person or persons acting as a Group (as that term is defined in Subparagraph (2) below) acquires ownership of the stock of the Company, that, together with stock held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or of any corporation that owns at least fifty percent (50%) of the total fair market value and total voting power of Company.
(1) However, if any person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or Group of persons is not considered to cause a Change of Control. In addition, the term Change of Control shall apply if there is an increase in the percentage of stock owned by any one person or persons, acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property. The rule set forth in the immediately preceding sentence applies only when there is a transfer of stock of Company (or issuance of stock of Company) and the stock of Company remains outstanding after the transaction.
(2) Persons will not be considered to be acting as a Group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a Group if they are shareholders of Company and it, or its parent, enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with another corporation. If a person owns stock in Company and another corporation is involved in a business transaction, then the shareholder of Company is deemed to be acting as a Group with other shareholders in the Company prior to the transaction
(b)    Effective Change of Control. If the Company does not qualify under Subparagraph (a), above, then it may still meet the definition of Change of Control, on either of the following dates:

(1) The date any one person, or more than one person, acting as a Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Company possessing thirty percent (30%) or more of the total voting power of the stock of Company; or
(2) The date a majority of the numbers of the Company’s Board of Directors are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election.
(c)    Change in Ownership of Company’s Assets. A change in the ownership of a substantial portion of Company’s assets occurs on the date that any person, or more than one person acting as a Group, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
(1) There will be no Change in Control under this Subparagraph (c) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by Company is not treated as a change in ownership of such assets if the assets are transferred to:
(i) A shareholder of Company (immediately before the asset transfer) in exchange for or with respect to its stock;
(ii) An entity, fifty percent (50%) or more of the total value or voting power of which is owned directly or indirectly, by the Company;
(iii) A person, or more than one person, acting as a Group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(iv) An entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in Subparagraph c., above.
(d)    The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or
(e)    a complete liquidation or dissolution of the Company.

2.8    Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.
2.9    Committee means the Compensation Committee of the Board.
2.10    Company means Inovio Pharmaceuticals, Inc. and its successors.
2.11    Common Stock means the common stock of the Company, par value $0.001 per share.
2.12    Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.
2.13    Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.
2.14    Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.
2.15    Exchange Act means the Securities Exchange Act of 1934, as amended.
2.16    Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.2(b).
2.17    Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the American Stock Exchange (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith.
2.18    Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.
2.19    Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.
2.20    Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.
2.21    Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.
2.22    Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.
2.23    Participant means a person designated to receive an Award under the Plan in accordance with Section 5.1.

2.24    Performance Awards means Awards granted in accordance with Article VIII.
2.25    Performance Goals are based on one or more of the following measures and intended to comply with the performance-based compensation exception under Code Section 162(m):

•	Net earnings or net income (before or after taxes)
Earnings per share or earnings per share growth, total units, or unit growth
Net sales, sales growth, total revenue, or revenue growth
Net operating profit
Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)
Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment)
Earnings before or after taxes, interest, depreciation, and/or amortization
Gross or operating margins
Productivity ratios
Share price or relative share price (including, but not limited to, growth measures and total stockholder return)
Expense targets
Margins
Operating efficiency
Market share or change in market share
Customer retention or satisfaction
Working capital targets
Completion of strategic financing goals, acquisitions or alliances and clinical progress
Company project milestones
Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital)
Without limiting the generality of the foregoing (and to the degree consistent with Code Section 162(m)), the Committee shall have the authority, at the time it establishes the performance objectives for any given performance period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in generally accepted accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of the Plan.
2.26    Plan has the meaning given to such term in Section 1.1.
2.27    Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.1(b).
2.28    Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.
2.29    Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.
2.30    Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.
2.31    Stock Appreciation Rights means awards granted in accordance with Article VI.
2.32    Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.
2.33    Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.
ARTICLE III
ADMINISTRATION
3.1    Committee.
(a)    Duties and Authority. The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.  The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.  The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code.  The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company.  In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.  Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.1 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.
(b)    Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE IV
SHARES
4.1    Number of Shares Issuable. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards shall be 6,000,000 shares of Common Stock, and commencing with the first business day of each calendar year beginning with January 1, 2018, such maximum aggregate number of shares of Common Stock shall be increased by 2,000,000 shares of Common Stock unless the Board determines, for any such year, to increase such maximum amount by a fewer number of shares. No more than 6,000,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options, and such number shall not be subject to annual adjustment as described above. The foregoing share limits shall be subject to adjustment in accordance with Section 11.7. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.
4.2    Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.2(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.  Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan.  In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of

Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.
ARTICLE V
PARTICIPATION
5.1    Eligible Participants. Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year.  The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.  Incentive Stock Options may only be granted to employees of the Company or its Subsidiaries. Subject to adjustment in accordance with Section 11.7, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $1,500,000.00. Furthermore, subject to adjustment in accordance with Section 11.7, in any calendar year, no more than a total of 500,000 shares of Common Stock may be granted as Awards under the Plan to the Company’s non-employee directors.
ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.1    Option Awards.
(a)    Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee.  The terms of any Option granted under the Plan shall be set forth in an Award Agreement.
(b)    Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option granted to a Participant who, on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or its Subsidiaries, the per share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant.
(c)    Designation of Options. The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.
(d)    Incentive Stock Option Share Limitation. Notwithstanding an Option’s designation as an Incentive Stock Option, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value (measured on the Date of Grant) of the shares of Common Stock subject to Options designated as Incentive Stock Options which first become exercisable in any one calendar year (under the Plan or any other plans of the Company and its Subsidiaries). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted.
(e)    Rights As a Stockholder. A Participant or a transferee of an Option pursuant to Section 11.4 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.7.
6.2    Stock Appreciation Rights.
(a)    Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously.  Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.2(c).
(b)    Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under the Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant.  Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.
(c)    Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock.  In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date.  No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.
6.3    Terms of Stock Options and Stock Appreciation Rights.
(a)    Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.
(b)    Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:
(i)    Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or
(ii)    Termination of the Award in the event of a Participant’s disability, retirement, death or other Termination of Service as provided in the Award Agreement; or
(iii)    Ten years from the Date of Grant;
(iv)    In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries, five years from the Date of Grant or
(v)    Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.
(c)    Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.
6.4    Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time.  The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002).  In the event that any Common Stock shall be transferred to the

Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company.  The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock.  Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose.  Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.
6.5    Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable.  The provisions of this Section 6.5 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.
ARTICLE VII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
7.1    Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.  The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.  With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals.  The terms of any Restricted Share and Restricted Stock Unit Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.
7.2    Restricted Shares.
(a)    Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company.  All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant.  Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.  Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.2(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.2(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.
(b)    Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.2(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.2(a).
(c)    Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.
(d)    Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.4, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 11.5, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.
(e)    Forfeiture of Restricted Shares. Subject to Sections 7.2(f) and 7.4, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement.  The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.
(f)    Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.
7.3    Restricted Stock Units.
(a)    Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred.  Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine.  The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market

Value of the Common Stock on the date any such payment is processed.  As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.
(b)    Shareholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.
(c)    Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 7.3 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.
(d)    Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee.
7.4    Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.2(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.3(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the “target” level for each such Award (in the case of Restricted Stock Units).  The provisions of this Section 7.4 shall not be applicable to any Restricted Share or Restricted Stock Unit Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.
ARTICLE VIII
PERFORMANCE AWARDS
8.1    Performance Awards.
(a)    Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period.  The Award Period shall be two or more fiscal or calendar years as determined by the Committee.

The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.
(b)    Performance Targets. Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion.  In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals.  The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.
(c)    Earning Performance Awards. A Participant's Performance Award shall be determined based on the attainment of written Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.
(d)    Payment of Earned Performance Awards. Subject to the requirements of Section 11.5, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee.  The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance Award. No Performance Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance Award actually paid to a given Participant may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a Performance Award.
8.2    Termination of Service. In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.
8.3    Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.1(d), within 30 days after such Change in Control.  The provisions of this Section 8.3 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.
ARTICLE IX
OTHER STOCK-BASED AWARDS

9.1    Grant of Other Stock-Based Awards. (as amended May 14, 2010) Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock or dividends on Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards.  Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.
9.2    Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:
(a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and
(b)    If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and
(c)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.
ARTICLE X
SHORT-TERM CASH INCENTIVE AWARDS
10.1    Eligibility. Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.
10.2    Awards.
(a)    Performance Targets. The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals.  Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code. A Participant's performance targets shall be determined based on the attainment of written Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

(b)    Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained.  Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.
(c)    Payment of Awards. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance Award. No awards will be paid for such performance period until such certification is made by the Committee. The amount of the award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of an award.
(d)    Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.
(e)    Guidelines. The Committee shall adopt from time to time written policies for its implementation of this Article X.  Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.
(f)    Non-Exclusive Arrangement. The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.
ARTICLE XI
TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN
11.1    Plan Provisions Control Award Terms. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan.  In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control.  Except as provided in Section 11.3 and Section 11.7, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.2    Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.
11.3    Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.
11.4    Limitation on Transfer. Except as provided in Section 7.1(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.  The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.
11.5    Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:
(a)    The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.
(b)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.
11.6    Surrender of Awards. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.  With the consent of the Participant, the Committee may substitute a new Award under the Plan in connection with the surrender by the Participant of an equity compensation award previously granted under the Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company’s stockholders if such approval is required by the rules of any applicable stock exchange.
11.7    Adjustments to Reflect Capital Changes.
(a)    Recapitalization. In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards.  The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.
(b)    Merger. Effective upon the consummation of a Merger, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Merger. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Merger or at the time of an actual Merger and exercisable at the Date of Grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Merger, on such terms and conditions as the Committee may specify. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent Termination of Service of the Participant within a specified period following the effective date of the Merger. The Committee may provide that any Awards so vested or released from such limitations in connection with a Merger shall remain fully exercisable until the expiration or sooner termination of the Award. Any Incentive Stock Option accelerated under this Section 11.7(b) in connection with a Merger shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) is not exceeded.
(c)    Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.
11.8    No Right to Continued Service. No person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

11.9    Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.
11.10    Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of California and construed in accordance therewith.
11.11    No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.
11.12    Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3.  The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.
11.13    Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.
11.14    Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.
11.15    Amendment and Termination.
(a)    Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities.  No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.
(b)    Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16    Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.
11.17    Dividend Equivalents. For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment.  If a Dividend Equivalent Account is established, the following terms shall apply:
(a)    Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement.  Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.
(b)    Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.
11.18    Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.
11.19    Legality of Issuance. Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption there from is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, and (iii) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20    Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.
11.21    Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

INOVIO PHARMACEUTICALS, INC. 660 W. Germantown Pike Suite 110 Plymouth Meeting, PA 19462
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M35098-Z55250 KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

INOVIO PHARMACEUTICALS, INC.

1. To elect the following directors to serve for a term ending upon the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

NOMINEES:	☐	☐	☐

01) Avtar S. Dhillon, M.D. 02) J. Joseph Kim, Ph.D. 03) Simon X. Benito 04) Morton Collins, Ph.D.	05) Adel A. F. Mahmoud, M.D., Ph.D. 06) Angel Cabrera, Ph.D. 07) David B. Weiner, Ph.D. 08) Nancy J. Wysenski

					For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Inovio for the year ending December 31, 2016.					☐	☐	☐
3. To approve the Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan.					☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned also acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

Signature (PLEASE SIGN WITHIN BOX)		Date		Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2016:
Copies of the proxy statement and our 2015 Annual Report to stockholders are also available online at www.inovio.com.

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M35099-Z55250

INOVIO PHARMACEUTICALS, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS OF INOVIO PHARMACEUTICALS, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. J. Joseph Kim, President and Chief Executive Officer and a director of Inovio Pharmaceuticals, Inc., and Dr. Avtar S. Dhillon, Chairman of the Board, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Inovio Pharmaceuticals, Inc. (including shares of Series C Cumulative Convertible Preferred Stock that are convertible into shares of common stock) held of record by the undersigned as of March 18, 2016, at the Annual Meeting of Stockholders to be held on May 13, 2016, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 AND 3. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF INOVIO EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3. IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)